                                                                    EXHIBIT 10.7

                           LOAN AND SECURITY AGREEMENT



Agreement No. 20701                                Dated as of November 18, 1998

                                  by and among

                      LIGHTHOUSE CAPITAL PARTNERS II, L.P.,
                              as agent and a lender

                            THE LENDERS NAMED HEREIN,
                                   as lenders

                                       and

                              WEBVAN-BAY AREA, INC.
                            a California corporation,
                     1241 E. Hillsdale Boulevard, Suite 210
                          Foster City, California 94404
                                   as borrower

                          TOTAL COMMITMENT: $17,000,000

Repayment Period:            42 months

Final Payment Percentage:    15%

Initial Loan Factor:         2.79%

Warrant:

        Number of shares:    372,263

        Class of stock:      Series B Preferred Stock.









        The terms and information set forth on this cover page are a part of the attached Loan and Security Agreement, dated as of the date first written above (this "Agreement"), entered into by and among Lighthouse Capital Partners II, L.P., in its individual capacity ("Lighthouse"), each other lender whose name is set forth on the signature pages hereof or which may hereafter become a party to this Agreement (any of Lighthouse or such other lenders being referred to individually as, a "Lender", and collectively as, "Lenders"), Lighthouse, as agent on behalf of the Lenders (not in its individual capacity but solely as agent, "Agent"), and the borrower ("Borrower") set forth above. The terms and conditions of this Agreement agreed to between Lender and Borrower are as follows:

        THIS LOAN AND SECURITY AGREEMENT is entered into as of November 18, 1998, by and among LIGHTHOUSE CAPITAL PARTNERS II, L.P. in its individual capacity ("Lighthouse"), each other lender whose name is set forth on the signature pages hereof or which may hereafter become a party to this Agreement (any of Lighthouse or such other lenders being referred to individually as, a "Lender", and collectively as, "Lenders"), Lighthouse, as agent on behalf of the Lenders (not in its individual capacity but solely as agent, "Agent"), and WEBVAN-BAY AREA, INC., a California corporation ("Borrower").

                                    RECITALS

        Borrower wishes to borrow money from time to time from Lenders and Lenders desire to lend money to Borrower. This Agreement sets forth the terms on which Lenders will lend to Borrower and Borrower will repay the loan to Lenders.

                                    AGREEMENT

        The parties agree as follows:

1.      DEFINITIONS AND CONSTRUCTION

        1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the following definitions:

                "Affiliate" means any Person that owns or controls directly or indirectly five percent or more of the stock of another entity, any Person that controls or is controlled by or is under common control with such Persons or any Affiliate of such Persons or each of such Person's officers, directors, joint venturers or partners.

                "Agent" means Lighthouse, not in its individual capacity, but solely in its capacity as agent on behalf of and for the benefit of Lenders and any successor agent.

                "Agent's Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Agent's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees and expenses of appeal or review, or those incurred in any Insolvency Proceeding) whether or not suit is brought.

                "Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                "Borrowing Request" shall have the meaning given to such term in
SECTION 2.3(a).

                "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

                "Code" means the Uniform Commercial Code as adopted and in effect in the State of California, as amended from time to time.

                "Collateral" means the Property described on EXHIBIT A attached hereto.

                "Commitment" or "Commitment Amount" means, with respect to each Lender, the amounts set forth in SCHEDULE 1 under the column titled Commitment Amount and "Commitments" means, with respect to all Lenders, all such amounts collectively, as each may be amended from time to time.

                "Commitment Percentage" means the amounts set forth in SCHEDULE 1 under the column titled Commitment Percentage, which for any Lender is the percentage equivalent of such Lender's Commitment divided by the aggregate amount of all Commitments.

                "Commitment Termination Date" means December 31, 1998.

                "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

                "Default" means any event which with the passing of time or the giving of notice or both would become an Event of Default hereunder.

                "Default Rate" means the per annum rate of interest equal to the Interest Rate plus 2%, but such rate shall in no event be more than the highest rate permitted by applicable law to be charged on commercial loans.

                "Eligible Equipment" means a warehouse conveyor system and related equipment, subject to Requisite Lenders' approval prior to funding, in Requisite Lenders' sole discretion.

                "Event of Default" has the meaning given to such term in SECTION 8.

                "Event of Loss" has the meaning given to that term in SECTION 6.10(b).

                "Federal Funds Rate" means, for any period, the rate set forth in the weekly statistical release designated as H.15 (519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15 (519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15
(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15 (519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m., New York Time, on that day by each of three leading brokers of Federal funds transactions in New York City selected by Agent.

                "Final Payment" means, with respect to the Loan, a payment (in addition to and not in substitution for the regular monthly payments of principal and accrued interest) due on the Maturity Date, equal to the Loan Amount multiplied by the Final Payment Percentage.

                "Final Payment Percentage" means the percentage set forth following such term on the cover page of this Agreement.

                "Financed Equipment" means and equipment, fixtures, or other personal property financed with the proceeds of a Loan.

                "Funding Date" means the date on which the Loan is made to or on account of Borrower under this Agreement.

                "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

                "Guarantor" means any present or future guarantor of the Obligations, including, without limitation, INTELLIGENT SYSTEMS FOR RETAIL, INC., a California corporation ("ISR").

                "Guaranty" means a guaranty in substantially the form of EXHIBIT E hereto.

                "Guaranty Security Agreement" means a security agreement substantially in the form of EXHIBIT J hereto.

                "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of Property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, and (d) all Contingent Obligations.

                "Intellectual Property Security Agreement" means an intellectual property security agreement in substantially the form of EXHIBIT G hereto.

                "Interest Rate" means a per annum rate of interest (based on a year of 360 days and actual days elapsed) equal to the Prime Rate as quoted in the western edition of the Wall Street Journal seven (7) days prior to the Loan Commencement Date plus seven hundred and thirty-three (733) basis points.

                "Landlord Consent" means a consent in the form of EXHIBIT C or such other form as Requisite Lenders may agree to accept.

                "Lien" means any pledge, bailment, lease, mortgage, hypothecation, conditional sales and title retention agreement, charge, claim, encumbrance or other lien in favor of any Person.

                "Loan" means the advance of credit by Lenders to Borrower under this Agreement.

                "Loan Agreement Supplement" means a supplement to this Agreement in substantially the form of EXHIBIT D.

                "Loan Amount" means, with respect to the Loan, as of any date, the original principal amount of the Loan less the aggregate of all Prepayment Amounts relating to prepayments of such Loan paid prior to such date.

                "Loan Commencement Date" means, with respect to the Loan, the first Business Day of the calendar month following the Funding Date of such Loan.

                "Loan Documents" means, collectively, this Agreement, any Intellectual Property Security Agreement, any Guaranty, any Guaranty Security Agreement, any Stock Pledge, the Deed of Trust, the Warrants, the Landlord Consent(s) and all other documents, instruments and agreements entered into between Borrower, Agent and Lenders in connection with this Agreement, all as amended or extended from time to time.

                "Loan Factor" means, with respect to the Loan, the amount set forth as a percentage in the Loan Terms Schedule with respect to such Loan calculated using the Interest Rate applicable to such Loan.

                "Lockbox Account" means that certain deposit account with Imperial Bank, account number _______________, in the name of Agent.

                "Loan Terms Schedule" means, with respect to the Loan, the "Loan Terms Schedule" attached to the Loan Agreement Supplement prepared by Agent in connection with the Loan.

                "Maturity Date" means, with respect to the Loan, the last day of the Repayment Period for such Loan, or if earlier, the date of acceleration of such Loan by Agent, on behalf of Lenders, following an Event of Default, in any event, no later than June 30, 2002.

                "Obligations" means all debt, principal, interest, fees, charges, expenses and attorneys' fees and costs and other amounts, obligations, covenants, and duties owing by Borrower to Lenders or Agent of any kind and description (whether pursuant to or evidenced by the Loan Documents, or by any other agreement among Agent,

                Lenders and Borrower, and whether or not for the payment of money), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including the principal, interest and Final Payment due with respect to the Loans, and including any debt, liability, or obligation owing from Borrower to others that Lenders may have obtained by assignment or otherwise, and further including all interest not paid when due and all Agent's Expenses that Borrower is required to pay or reimburse by the Loan Documents, by law, or otherwise.

                "Payment Date" has the meaning given to that term in SECTION 2.4(A).

                "Permitted Investments" means the following:

                (a) Investments disclosed in SCHEDULE 5 and existing as of the date hereof;

                (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within 1 year from its acquisition, (ii) commercial paper maturing no more than 1 year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investor Services, Inc., and (iii) bank certificates of deposit issued maturing no more than 1 year after issue;

                (c) investments consisting of the endorsement of negotiable instrument for deposit or collection or similar transactions in the ordinary course of Borrower's or Guarantor's business;

                (d) investments accepted in connection with transfers permitted by SECTION 7.2 hereof (other than SECTION 7.2 (VIII)) or Section 11 of the Guaranty (other than Section 11(viii);

                (e) investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or Guarantor pursuant to employee stock purchase plans or agreements approved by Borrower's or Guarantor's respective Board of Directors in the ordinary course of business;

                (f) investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with customers or suppliers arising in the ordinary course of business;

                (g) investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this CLAUSE (g) shall not apply to investments of Borrower or Guarantor in any Subsidiary;

                (h) investments in joint ventures consisting of the licensing of technology or the providing of technical support; and

                (i) other investments not otherwise permitted by SECTION 7.2 hereof or Section 11 of the Guaranty not exceeding One Hundred Thousand Dollars ($100,000) in the aggregate outstanding at any time.

                "Permitted Liens" means the following:

                (a)     The Lien created by this Agreement;

                (b) The Liens disclosed in SCHEDULE 2, provided, however, that such Liens shall constitute Permitted Liens only until April 30, 1999;

                (c) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no superior priority over Agent's Lien in the Collateral;

                (d) Liens upon or in any equipment, other than Financed Equipment, acquired by the Borrower or any of its subsidiaries after the date of this Agreement (i) to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the Property so acquired and improvements thereon, and the proceeds of such equipment; and further provided that such liens are the subject of financings within the scope of SECTION 7.5.

                (e) Liens to secure payment of worker's compensation, employment insurance, old age pensions or other social security obligations of Borrower in the ordinary course of business of Borrower;

                (f) Liens on equipment leased by Borrower pursuant to an operating lease in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such equipment and which lease is permitted under SECTION 7.5;

                (g) Leases or subleases, permitted under SECTION 7.5, of assets other than Financed Equipment and licenses or sublicenses granted in the ordinary course of Borrower's business and any interest or title of a lessor, licensor or under any lease or license in the ordinary course of Borrower's business, not interfering in any material respect with the business of Borrower;

                (h) Easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property that could not reasonably be expected to have a material adverse effect;

                (i) Liens in favor of customers and revenue authorities arising as a matter of law to secure payments of customs duties in connection with the importation of goods;

                (j) Liens that are not prior to the Lien of Lenders which constitute rights of set-off of a customary nature or banker's Liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business;

                (k) Liens of materialmen, mechanics, warehousemen, carriers, or other similar liens arising after the date hereof and in the ordinary course of business or by operation of law or regulation and securing obligations not yet due;

                (l) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (d) above, provided that any extension, renewal or replacement Lien shall be limited to the Property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                "Person" means and includes any individual, any partnership, any corporation, any business trust, any joint stock company, any limited liability company, any unincorporated association or any other entity and any domestic or foreign national, state or local government, any political subdivision thereof, and any department, agency, authority or bureau of any of the foregoing.

                "Prepayment Amount" means in the case of a mandatory prepayment pursuant to SECTIONS 2.6(A) and 6.10, the original Stated Cost of the item of Collateral with respect to which such prepayment relates.

                "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

                "Repayment Period" means the period beginning on the first Payment Date and continuing for the number of calendar months set forth following such term on the cover page of this Agreement.

                "Requisite Lenders" means at any time, Lenders then holding at least sixty-six and two-thirds percent (66.67%) of the then aggregate unpaid principal amount of the Loan then outstanding or, if no Loan is then outstanding, Lenders then having at least sixty-six and two-thirds percent (66.67%)of the aggregate Commitments; provided, however, that in the event there shall be only two (2) Lenders, Requisite Lenders shall mean both of such Lenders.

                "Responsible Officer" means each of the President and the Chief Financial Officer of Borrower.

                "Scheduled Payments" has the meaning given to such term in
SECTION 2.4(A).

                "Stated Cost" means with respect to an item of Collateral, the original cost to Borrower of the item of Collateral, inclusive of any sales tax and shipping costs.

                "Stipulated Loan Value" means, with respect to the Loan, the percentage set forth with respect to the Loan in the Loan Terms Schedule for the Loan, determined as of the Payment Date on which payment of such amount is to be made, or if such date is not a Payment Date, on the Payment Date immediately succeeding such date.

                "Subsidiary" means any corporation of which a majority of the outstanding capital stock entitled to vote for the election of directors (otherwise than as the result of a default) is owned by Borrower directly or indirectly through Subsidiaries.

                "Term" means the period from and after the date hereof until the payment in full of all amounts and liabilities payable under this Agreement and the other Loan Documents, including principal and interest on the Loans and the Final Payment with respect to each Loan.

                "Total Commitment" has the meaning set forth on the cover page of this Agreement.

                "Warrant" means a warrant in favor of each Lender to purchase that dollar amount of Borrower's Series B Preferred Stock as set forth in
SCHEDULE I under the column titled Warrant Coverage, substantially in the form of EXHIBIT B.

        1.2 OTHER INTERPRETIVE PROVISIONS. References in this Agreement to "Articles," "Sections," "Exhibits," "Schedules" and "Annexes" are to recitals, articles, sections, exhibits, schedules and annexes herein and hereto unless otherwise indicated. References in this Agreement and each of the other Loan Documents to any document, instrument or agreement shall include (a) all exhibits, schedules, annexes and other attachments thereto, (b) all documents, instruments or agreements issued or executed in replacement thereof, and (c) such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any other Loan Document shall refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document, as the case may be. The words "include" and "including" and words or similar import when used in this Agreement or any other Loan Document shall not be construed to be limiting or exclusive. Unless otherwise indicated in this Agreement or any other Loan Document, all accounting terms used in this Agreement or any other Loan Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with generally accepted accounting principles as in effect in the United States of America from time to time.

2.      LOAN AND TERMS OF PAYMENT

        2.1 COMMITMENT. Subject to the terms and conditions of this Agreement and relying upon the representations and warranties herein set forth as and when made or deemed to be made, each Lender severally agrees to lend up to its Commitment Amount to Borrower, in a single advance at any time prior to the Commitment Termination Date; provided, that the aggregate principal amount of the Loans shall not exceed the Total Commitment at such time; provided further, that the aggregate principal amount of any Loan shall not exceed the aggregate Stated Cost of the Eligible Equipment financed with the proceeds of the Loan and any fees permitted under SECTION 2.2(A). If prepaid, the principal of the Loan may not be re-borrowed.

        2.2     USE OF PROCEEDS; THE LOAN.

                (a) USE OF PROCEEDS. The proceeds of the Loan shall be used solely for the acquisition of Eligible Equipment and the payment of fees and expenses in connection with the transactions contemplated by this Agreement.

                (b) THE LOAN. The Loan shall be repayable in consecutive monthly installments in accordance with the terms of SECTION 2.4. Agent may, and is hereby authorized by Borrower to, endorse in its books and records appropriate notations regarding Lenders' interest in the Loan; provided, however, that the failure to make, or an error in making, any such notation shall not limit or otherwise affect the Obligations of Borrower hereunder.

                (c) NOTES. The obligation of Borrower to repay the Loan made by the Lenders, together with interest thereon, shall be evidenced by separate promissory notes in favor of each Lender in the amount of each such Lender's Commitment Percentage of the Loan, in the form attached hereto as EXHIBIT I ("Notes").

        2.3     PROCEDURE FOR MAKING LOAN.

                (a) NOTICE. Whenever Borrower desires that Lenders make the Loan, Borrower shall so notify Agent in writing (or by telephone with prompt confirmation in writing) at least seven (7) Business Days in advance of the desired Funding Date, which notice shall be irrevocable and shall be in substantially the form of EXHIBIT F ("Borrowing Request"). Within one (1) business day following receipt of the Borrowing Request as provided in this
SECTION 2.3, Agent shall notify each Lender by telephone or facsimile of the principal amount (including such Lender's Commitment Percentage thereof) and Funding Date of the Loan being requested by Borrower. Borrower's request for a Loan shall be deemed to be a representation and warranty by Borrower that no Default or Event of Default has occurred and is continuing, and that the representations and warranties set forth in SECTION 5 are true and correct as of the time of such notice as if made at such time. Subject to the terms and conditions of this Agreement, as soon as practicable prior to 11:00 am PST on the Funding Date specified in the Borrowing Request, each Lender shall transfer an amount equal to its Commitment Percentage multiplied by the amount of the Loan to an account specified by Agent in immediately available funds. Agent shall advance such funds on the Funding Date to the account of Borrower, all as specified in the Borrowing Request. Each Lender's obligation to make its Commitment Percentage of the Loan shall be expressly subject to the satisfaction of the conditions set forth in SECTIONS 3.1 and 3.2. Agent shall have the right, exercisable at any time, to request that Borrower furnish Agent and Lenders with such additional information with respect to the Loan and the Eligible Equipment as Agent shall reasonably request.

                (b) LOAN INTEREST RATE. Borrower shall pay interest on the unpaid principal amount of each Loan from the Loan Commencement Date until such Loan has been paid in full, at a per annum rate of interest equal to the Interest Rate. The Interest Rate applicable to each Loan shall be fixed for the Repayment Period and shall not be subject to change in the absence of a manifest error. All computations of interest on each Loan shall be based on a year of 360 days (assuming 30 days in each month). Notwithstanding any other provision hereof, the amount of interest payable hereunder shall not in any event exceed the maximum amount permitted by the law applicable to interest charged on commercial loans.

                (c) LOAN FACTOR AND STIPULATED LOAN VALUE CALCULATION. On the Loan Commencement Date, Agent, on behalf of Lenders, shall establish the Loan Factor and a schedule of Stipulated Loan Values with respect to the Loan. The Loan Factor shall be calculated in a manner to fully amortize the Loan over the Repayment Period applicable to such Loan in equal periodic installments of principal and interest, taking into account the Final Payment. The Loan Factor and schedule of Stipulated Loan Values applicable to the Loan shall be set forth in the Loan Agreement Supplement prepared by Agent with respect to the Loan and shall be conclusive in the absence of a manifest error.

                (d) DISBURSEMENT. Subject to the satisfaction of the conditions set forth in SECTIONS 3.1 and 3.2 Lenders shall disburse the Loan in accordance with SECTION 2.3(a).

                (e) TERMINATION OF COMMITMENT TO LEND. Notwithstanding anything in the Loan Documents, each Lender's obligation to lend the undisbursed portion of such Lender's Commitment Percentage to Borrower hereunder shall terminate on the earlier of (i) at Requisite Lenders' election, the occurrence and continuance of any Default or Event of Default hereunder, and
(ii) the Commitment Termination Date. Notwithstanding the foregoing, each Lender's obligation to lend the undisbursed portion of the Commitment to Borrower shall terminate if, in the sole judgment of four of the five Lenders (counting Venture Lending & Leasing, Inc. and Venture Lending & Leasing II, Inc., as a single lender), there has been a material adverse change in the general affairs, management, results of operations, condition (financial or otherwise) or prospects of Borrower, whether or not arising from transactions in the ordinary course of business, or there has been any material adverse deviation by Borrower from the business plan of Borrower presented to and not disapproved by four of the five Lenders (counting Venture Lending & Leasing, Inc. and Venture Lending & Leasing II, Inc., as a single lender), since the date of this Agreement.

        2.4 AMORTIZATION OF PRINCIPAL AND INTEREST; INTERIM PAYMENT; FINAL PAYMENT.

                (a) PRINCIPAL AND INTEREST PAYMENTS ON PAYMENT DATES. Borrower shall make payments of principal and accrued interest in advance for the Loan (collectively, "Scheduled Payments"), commencing on the Loan Commencement Date (or commencing on the Funding Date if the Funding Date is the first Business Day of the month) with respect to the Loan and continuing thereafter during the Repayment Period on the first Business Day of each calendar month (each a "Payment Date"), in an amount equal to the Loan Factor multiplied by the Loan Amount for the Loan as of such Payment Date. In any event, all unpaid principal and accrued interest shall be due and payable in full on the last Payment Date with respect to the Loan.

                (b) INTERIM PAYMENT. In addition to the Scheduled Payments, on the Loan Commencement Date for the Loan (unless the Funding Date is the first Business Day of the month) Borrower shall pay to Lenders an amount (the "Interim Payment") equal to the initial Loan Amount multiplied by the product of (i) the Interest Rate applicable to the Loan (expressed as a decimal) divided by three hundred and sixty (360), and (ii) the number of days from the Funding Date of the Loan until the first Payment Date with respect to the Loan.

                (c) FINAL PAYMENT. Unless the Loan is prepaid in full, on the Maturity Date Borrower shall pay, in addition to the unpaid principal and accrued interest and all other amounts due on such date with respect to the Loan, an amount equal to the Final Payment.

        2.5     FEES. Borrower shall pay to Lenders the following:

                (a) LATE FEE. A late charge on any Scheduled Payments or other sums due hereunder which are past due more than five (5) business days after the applicable Payment Date, in an amount equal to 2% of the past due amount, payable on demand.

        2.6     PREPAYMENTS.

                (a) PREPAYMENT UPON AN EVENT OF LOSS. If any Financed Equipment is subject to an Event of Loss and Borrower is required to or elects to prepay the Loans with respect to such Financed Equipment pursuant to SECTION 6.10, then the Loans shall be prepaid to the extent and in the manner provided in such section.

                (b) MANDATORY PREPAYMENT UPON AN ACCELERATION. If the Loan is accelerated following the occurrence of an Event of Default or otherwise (other than following an Event of Loss), then Borrower shall immediately pay to Lenders (i) all unpaid Scheduled Payments with respect to the Loan due prior to the date of prepayment, (ii) the Stipulated Loan Value with respect to the Loan multiplied by the Loan Amount, and (iii) all other sums, if any, that shall have become due and payable hereunder.

                (c) NO OTHER PREPAYMENT. Borrower may not prepay the Loan except upon the occurrence of an event described in SECTION 2.6(a) or (b) above in which event the prepayment shall be made as described in such sections.

        2.7     OTHER PAYMENT TERMS.

                (a) PLACE AND MANNER. Borrower shall make all payments due to Agent or Lenders by making payments to the Lockbox Account at the address specified in SECTION 12 hereof, in lawful money of the United States and in same day or immediately available funds.

                (b) DATE. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                (c) DEFAULT RATE. If either (i) any amounts required to be paid by Borrower under this Agreement or the other Loan Documents (including principal, interest, the Final Payment payable with respect to any Loan, and any fees or other amounts) remain unpaid after such amounts are due, or (ii) an Event of Default has occurred and is continuing, Borrower shall pay interest on the aggregate, outstanding balance hereunder from the date due or from the date of the Event of Default, as applicable, until such past due amounts are paid in full or until all Events of Defaults are cured, as applicable, at a per annum rate equal to the Default Rate. All computations of such interest shall be based on a year of 360 days for actual days elapsed.

        2.8 CREDITING PAYMENTS. The receipt by Agent of any wire transfer of funds, check, or other item of payment shall be immediately applied conditionally to reduce Obligations, but shall not be considered a payment on account unless such wire transfer is of immediately available federal funds and is made to the appropriate Lockbox Account of Agent or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Agent after 1:00 p.m. California time shall be deemed to have been received by Agent as of the opening of business on the immediately following Business Day.

        2.9 DISTRIBUTION OF PAYMENTS. Agent shall immediately distribute from the Lockbox Account or from the proceeds of Collateral under SECTION 9.7, as the case may be, to each Lender, at such address or account as each Lender shall designate, its Commitment Percentage of all repayments and prepayments of principal and all payments of interest, fees, expenses and costs received by Agent on the day after and in the same type of funds as payment was received provided, however, that each Lender agrees, severally but not jointly, to pay Agent an agent's fee ("Agent's Fee") equal to 0.25% of the amount of each payment made by or on behalf of, or collected from, Borrower under this Agreement and the other Loan Documents, including, without limitation each Scheduled Payment, but excluding the Final Payment. Agent may withhold the Agent's Fee from the amounts distributed to each Lender pursuant to this SECTION 2.9.

        2.10 AGENT'S RIGHT TO ASSUME FUNDS AVAILABLE FOR THE LOAN. Unless Agent shall have been notified by any Lender no later than the business day prior to the Funding Date of the Loan that such Lender does not intend to make available to Agent immediately available funds equal to such Lender's Commitment Percentage of the total principal amount of the Loan, Agent may assume that such Lender has made its Commitment Percentage of the Loan to Agent on the date of the Loan and Agent may, in reliance upon such assumption, make available to Borrower a corresponding amount of the Loan. If Agent has made funds available to Borrower based on such assumption and such Commitment Percentage of the Loan is not in fact made to Agent by such Lender, Agent shall be entitled to recover the corresponding amount of the Loan on demand from such Lender. If such Lender (the "Defaulting Lender") does not promptly pay such corresponding amount upon Agent's demand, Agent shall (a) to the extent that there is availability under the Total Commitment of the Lenders other than the Defaulting Lender, notify such Lenders and each such Lender severally shall make immediately available funds available to Agent at the account designated by Agent in writing in an amount equal to the lesser of such Lender's Commitment Percentage of such corresponding amount and such Lender's remaining Commitment, which amounts advanced shall be deemed to be a Loan under this Agreement; provided, that for purposes of this Section, the Commitment Percentage of each Lender shall be calculated without regard to the Commitment of the Defaulting Lender; provided further, that nothing herein shall be deemed to increase the Commitment of any Lender; and (b) to the extent that (i) there is no further availability under the Commitments or (ii) Agent is not promptly reimbursed under SECTION 2.10(a), Agent shall notify Borrower and Borrower shall repay such amount of the Loan to Agent. Agent also shall be entitled to recover from the Defaulting Lender interest on the amount of the Loan in respect of each day from the date the amount of the Loan was made by Agent to Borrower to the date such corresponding amount is recovered by Agent at the Federal Funds Rate. Nothing in this SECTION
2.10 shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Agent, any other Lender or Borrower may have against such Defaulting Lender as a result of any default by such Defaulting Lender under this Agreement.

        2.11 AGENT'S RIGHT TO ASSUME PAYMENTS WILL BE MADE BY BORROWER. Unless Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, Agent may, in its discretion, assume that Borrower has remitted such payment when so due and Agent may, in its discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's Commitment Percentage of such assumed payment. If Borrower has not in fact remitted such payment to Agent, each Lender shall forthwith on demand repay to Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by Agent to such Lender to the date such amount is repaid to Agent at the Federal Funds Rate.

        2.12 SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its Commitment Percentage of payments on account of the Loans obtained by all the Lenders, such Lender shall forthwith
(a) notify Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's Commitment Percentage (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this SECTION 2.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this SECTION 2.12 and will in each case notify Lenders following any such purchases or repayments.

        2.13 TERM. This Agreement shall become effective upon acceptance by Agent and Lenders and shall continue in full force and effect for a term ending on the Maturity Date. Notwithstanding the foregoing, Agent, on behalf of Lenders, or Requisite Lenders shall have the right to terminate this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.

3.      CONDITIONS OF LOAN

        3.1 CONDITIONS PRECEDENT TO THE LOAN. The obligation of Lenders to make the Loan is subject to the condition precedent that Agent shall have received, in form and substance satisfactory to Requisite Lenders, all of the following:

                (a)     This Agreement and the Notes duly executed by Borrower.

                (b) The Warrant to be issued to each Lender duly executed by Borrower.

                (c) The Intellectual Property Security Agreements duly executed by each of Borrower and ISR, together with any other documents required under such agreement.

                (d) A Guaranty and Guaranty Security Agreement duly executed by ISR.

                (e) Evidence that Borrower shall have received gross proceeds of at least Twenty-Five Million Dollars ($25,000,000) from the sale of Preferred Series B Preferred Stock.

                (f) A Landlord Consent from the owner of the building in which Collateral is to be located.

                (g) A certificate of the secretary or assistant secretary of Borrower with copies of the following documents attached: (i) the articles of incorporation and bylaws of Borrower certified by Borrower as being in full force and effect on the Funding Date, (ii) incumbency and representative signatures, and (iii) resolutions authorizing the execution and delivery of this Agreement and each of the other Loan Documents.

                (h) A good standing certificate from Borrower's state of incorporation and the state in which Borrower's principal place of business is located, together with certificates of the applicable governmental authorities stating that Borrower is in compliance with the franchise tax laws of each such state, each dated as of a recent date.

                (i)     Evidence of the insurance coverage required by SECTION
6.9 of this Agreement.

                (j) An opinion of Borrower's counsel in substantially the form of EXHIBIT H.

                (k) All necessary consents of shareholders and other third parties with respect to the execution, delivery and performance of this Agreement, the Warrants and the other Loan Documents.

                (l) Payment of any unreimbursed Agent's Expenses incurred on or prior to the Funding Date, limited to $20,000.00.

                (m) Such other documents, and completion of such other matters, as Agent or Lenders reasonably may deem necessary or appropriate.

        3.2 ADDITIONAL CONDITIONS PRECEDENT TO THE LOAN. The obligation of Lenders to make the Loan, is further subject to the following conditions:

                (a) No Default or Event of Default shall have occurred and be continuing.

                (b) Borrower shall have provided to Agent with respect to the proposed Financed Equipment, such invoices, purchase orders, bills of sale, receipts, agreements, canceled checks, and other documents as Agent shall reasonably request to evidence the ownership by Borrower of, the payment in full of the purchase price of, and the fair market value of, such Collateral, each in form and substance reasonably satisfactory to Agent.

                (c) Borrower, Agent, and Lenders shall have executed a Loan Agreement Supplement with respect to the proposed Loan.

                (d) Agent shall have received such documents, instruments and agreements, including UCC financing statements or amendments to UCC financing statements, as Agent shall reasonably request to evidence the perfection and priority of the security interests granted to Agent, on behalf and for the benefit of Lenders, pursuant to SECTION 4.

                (e) Borrower shall have delivered to Agent, on behalf and for the benefit of Lenders, a subordination agreement, release, or estoppel letter, as appropriate, from any Person having an existing Lien, other than a Permitted Lien, superior to the Lien of Agent on any item of Collateral.

                (f) Such other documents, and completion of such other matters, as Agent may deem necessary or appropriate.

        3.3 COVENANT TO DELIVER. Borrower agrees (not as a condition but as a covenant) to deliver to Agent each item required to be delivered to Agent and/or Lenders as a condition to the Loan, if such Loan is advanced. Borrower expressly agrees that the extension of such Loan prior to the receipt by Agent or Lenders, if applicable, of any such item shall not constitute a waiver by Agent or Lenders of Borrower's obligation to deliver such item.

4.      CREATION OF SECURITY INTEREST

        4.1 GRANT OF SECURITY INTEREST. Borrower grants to Agent on behalf and for the benefit of Lenders, a valid, first priority, continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt, full and complete payment of any and all Obligations and in order to secure prompt, full and complete performance by Borrower of each of its covenants and duties under each of the Loan Documents. Notwithstanding the foregoing, Agent and Lenders agree to release their security interest in any vehicles (including forklifts, pallet jacks and similar warehouse vehicles) subject to leases. Notwithstanding the foregoing, the security interest granted herein shall not extend to and the term "Collateral" shall not include (a) any vehicles (including forklifts, pallet jacks and similar warehouse vehicles) subject to leases where the Borrower is the Lessee and (b) any licenses to the extent the granting of a security interest therein (i) would be contrary to applicable law or (ii) is prohibited by or would constitute a default under any agreement or document governing such licenses (but only to the extent such prohibition is enforceable under applicable law).

        4.2 DURATION OF SECURITY INTEREST. Agent's security interest in the Collateral shall continue until the payment in full and the satisfaction of all Obligations, whereupon such security interest shall terminate; provided, however, if any item of Collateral is subject to an Event of Loss, then following the prepayment of the Loan with respect to such item pursuant to
SECTION 2.6, Agent shall release its security interest in such item of Collateral. Agent shall, at Borrower's sole cost and expense, execute such further documents and take such further actions as may be necessary to effect the release contemplated by this SECTION 4.2, including duly executing and delivering termination statements for filing in all relevant jurisdictions under the Code.

        4.3 POSSESSION OF COLLATERAL. So long as no Event of Default has occurred and is continuing, Borrower shall remain in full possession, enjoyment and control of the Collateral (except only as may be otherwise required by Agent for perfection of their security interest therein) and shall be entitled to manage, operate and use the same and each part thereof with the rights and franchises appertaining thereto; provided, however, that the possession, enjoyment, control and use of the Collateral shall at all times be subject to the observance and performance of the terms of this Agreement.

        4.4 MARKINGS ON THE COLLATERAL. At Agent's request at any time during the Term of the Loan (including any extension thereof), Borrower shall place in a conspicuous location on each item of Financed Equipment a plaque or other marking to be supplied by Agent which reads substantially as follows:

                Lighthouse Capital Partners II, L.P., as agent on behalf and for the benefit of a group of lenders has a first priority security interest in this item of equipment.

Such plaque or other marking shall not be removed (or if removed or damaged such plaque or other marking shall be replaced) until the security interest in favor of Agent, on behalf and for the benefit of Lenders, in such item of Collateral is terminated pursuant to this Agreement.

        4.5 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall from time to time execute and deliver to Agent, all financing statements and other documents Agent may reasonably request, in form satisfactory to Agent, to perfect and continue Agent's perfected security interests in the Collateral and in order to consummate fully all of the transactions contemplated under the Loan Documents.

        4.6 RIGHT TO INSPECT. Agent and any Lender (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.      REPRESENTATIONS AND WARRANTIES

        Borrower represents, warrants and covenants as follows:

        5.1 DUE ORGANIZATION AND QUALIFICATION. Borrower is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of Property requires that it be so qualified or in which the Collateral is located, except for such states as to which any failure so to qualify would not reasonably be expected to have a material adverse effect on Borrower's ability to perform its obligations under this Agreement.

        5.2 AUTHORITY. Borrower has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, the Loan Documents to which it is a party. Borrower has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted.

        5.3 SUBSIDIARIES. Borrower has no Subsidiaries, except those listed in SCHEDULE 3 hereto.

        5.4 CONFLICT WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of any Loan Document to which Borrower is a party nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of
(i) any of the terms, conditions or provisions of the articles of incorporation and the by-laws, or other organizational documents of Borrower or (ii) any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or (iii) any material agreement or instrument to which Borrower is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder, except to the extent that such conflict, breach or default could not reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement, or the value of the Collateral or the priority of Agent's security interest therein, or result in the creation or imposition of any Lien, other than Permitted Liens.

        5.5 AUTHORIZATION; ENFORCEABILITY. The execution and delivery of this Agreement, the granting of the security interest in the Collateral, the incurring of the Loans, the execution and delivery of the other Loan Documents to which Borrower is a party and the consummation of the transactions herein and therein contemplated have each been duly authorized by all necessary action on the part of Borrower. The Loan Documents have been duly executed and delivered and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

        5.6 NO PRIOR ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of liens, claims, security interests, or encumbrances, except for the first priority lien held by the Agent and except for other Permitted Liens. Except as disclosed in SCHEDULE 2, Borrower has not acquired any part of the Collateral from an assignor outside the ordinary course of such assignor's business.

        5.7 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS AND COLLATERAL. Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office, principal place of business, and the place where Borrower maintains its records concerning the Collateral are presently located at the address set forth on the cover page. The Collateral will be located at the addresses set forth on the
SCHEDULE 4.

        5.8 LITIGATION. There are no actions or proceedings pending by or against Borrower before any court or administrative agency in which an adverse decision could have a material adverse effect on Borrower or the aggregate value of the Collateral. Borrower does not have knowledge of any such pending or threatened actions or proceedings. Borrower will promptly notify Agent in writing if any action, proceeding or governmental investigation involving Borrower is commenced that may result in damages or costs to Borrower of Fifty Thousand Dollars ($50,000) or more.

        5.9 FINANCIAL STATEMENTS. All financial statements relating to Borrower or any Affiliate that have been or may hereafter be delivered by Borrower to Agent or any Lender present fairly in all material respects Borrower's financial condition as of the date thereof and Borrower's results of operations for the period then ended.

        5.10 SOLVENCY. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

        5.11 TAXES. Borrower has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes that are due and payable.

        5.12 CONSENTS AND APPROVALS. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents. All consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

        5.13 TRADEMARKS, PATENTS, COPYRIGHTS, FRANCHISES AND LICENSES. Borrower possesses and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of its business as now operated.

        5.14 MATERIAL CONTRACTS. Borrower has disclosed to Agent and Lenders in writing all currently effective material contracts and agreements (whether written or oral) to which Borrower is a party. There are no material defaults under any such contract or agreement by Borrower that could reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement, or the value of the Collateral or the priority of Agent's security interest therein. Borrower has delivered to Agent true and correct copies of all such contracts or agreements (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof).

        5.15 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any Loan Document, certificate or written statement furnished to Agent or any Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.      AFFIRMATIVE COVENANTS

        Borrower covenants and agrees that, until the full and complete payment of the Obligations and the termination of the Commitments, Borrower shall do all of the following:

        6.1 GOOD STANDING. Borrower shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Borrower. Borrower shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its ability to perform its obligations under this Agreement, or the value of the Collateral or the priority of Agent's security interest therein.

        6.2 GOVERNMENT COMPLIANCE. Borrower shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to materially adversely affect its ability to perform its obligations under this Agreement, or the value of the Collateral or the priority of the Agent's security interest therein.

        6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to each Lender: (a) as soon as available, but in any event within thirty
(30) days after the end of each month, a company prepared balance sheet, income statement and cash flow statement covering Borrower's operations during such period, certified by a Responsible Officer; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Borrower's fiscal year, audited financial statements of Borrower prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion on such financial statements of a nationally recognized or other independent public accounting firm reasonably acceptable to Agent; (c) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders; (d) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against Borrower; and (e) such other financial information as Agent may reasonably request from time to time.

        6.4 CERTIFICATES OF COMPLIANCE. Each time financial statements are furnished pursuant to SECTION 6.3 above, there shall be delivered to each Lender a certificate signed by a Responsible Officer (each an "Officer's Certificate") with respect to such financial reports to the effect that: (i) no Event of Default or Default has occurred and is continuing hereunder since the date of this Agreement or, if later, since the date of the prior Officer's Certificate or, if such an event or condition has occurred and is continuing, the nature and extent thereof and the action Borrower proposes to take with respect thereto, and (ii) Borrower is in compliance with the provisions of SECTIONS 6 and 7.

        6.5 NOTICE OF EVENT OF LOSS. As soon as possible, and in any event within ten (10) days thereafter, Borrower shall notify Agent in writing in reasonable detail of any Event of Loss.

        6.6 NOTICE OF DEFAULTS. As soon as possible, and in any event within five (5) days after the discovery of a Default or an Event of Default provide Agent with an Officer's Certificate of Borrower setting forth the facts relating to or giving rise to such Default or Event of Default and the action which Borrower proposes to take with respect thereto.

        6.7 TAXES. Borrower shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any properties belonging to it, and will execute and deliver to Agent, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent and Requisite Lenders indicating that Borrower has made such payments or deposits; provided that Borrower need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is adequately reserved against by Borrower.

        6.8     USE; MAINTENANCE.

                (a) Borrower, at its expense, shall make all necessary site preparations and cause the Collateral to be operated in accordance with any applicable manufacturer's manuals or instructions. So long as no Default or Event of Default has occurred and is continuing, Borrower shall have the right to quietly possess and use the Collateral as provided herein without interference by Agent or Lenders.

                (b) Borrower, at its expense, shall maintain the Collateral in good condition, reasonable wear and tear excepted, and will comply in all material respects with all laws, rules and regulations to which the use and operation of the Collateral may be or become subject. Such obligation shall extend to repair and replacement of any partial loss or damage to the Collateral, regardless of the cause. If maintenance is mandated by manufacturer of Financed Equipment, Borrower shall obtain and keep in effect, at all times during the Term maintenance service contracts relating to such Financed Equipment with suppliers approved by Agent and Requisite Lenders, such approval not to be unreasonably withheld. All parts furnished in connection with such maintenance or repair shall immediately become part of the Collateral. All such maintenance, repair and replacement services shall be immediately paid for and discharged by Borrower with the result that no Lien will attach to the Collateral.

        6.9     INSURANCE.

                Borrower shall obtain and maintain for the Term, at its own expense, (a) "all risk" insurance against loss or damage to the Collateral, and
(b) commercial general public liability insurance (including contractual liability, products liability and completed operations coverages), reasonably satisfactory to Agent and Requisite Lenders and such other insurance against such other risks of loss and with such terms, as shall in each case be reasonably satisfactory to or reasonably required by Agent and Requisite Lenders (as to carriers, amounts, deductibles and otherwise). The amount of the "all risk" insurance shall be the greater of (i) the replacement value of the Collateral (as new) or (ii) the Stipulated Loan Value of the Loan Amount applicable to the Loan and all other then outstanding amounts payable under the Loan Documents. Such amounts shall be determined to Agent and Requisite Lenders' reasonable satisfaction as of each anniversary date of this Agreement and the appropriate amount of coverage shall be put in effect on the next succeeding renewal or inception date of such insurance.

                The amount of such commercial general public liability insurance (other than products liability coverage and completed operations insurance) shall be at least $5,000,000 per occurrence. The amount of such products liability and completed operations insurance shall be at least $5,000,000 per occurrence. The deductible with respect to the "all-risk" and product liability insurance shall not exceed $25,000; otherwise there shall be no deductible with respect to any insurance required to be maintained hereunder without the prior written approval of Agent and Requisite Lenders. Such "all risk" insurance shall: (a) name Agent, on behalf of Lenders, as sole loss payee with respect to the Collateral, (b) provide each insurer's waiver of its right of subrogation against Agent, on behalf of Lenders, and Borrower, and (c) provide that such insurance (i) shall not be invalidated by any action of, or breach of warranty by, Borrower of a provision of any of its insurance policies, and (ii) shall waive set-off, counterclaim or offset against Agent, on behalf of Lenders. Each liability policy shall (A) name Agent, on behalf of Lenders, as an additional insured and (B) provide that such insurance shall have cross-liability and severability of interest endorsements (which shall not increase the aggregate policy limits of Borrower's insurance). All insurance policies (C) shall provide that Borrower's insurance shall be primary without a right of contribution of Agent's insurance, if any, or any obligation on the part of Agent to pay premiums of Borrower, and (D) shall contain a clause requiring the insurer to give Agent, on behalf of Lenders, at least thirty (30) days prior written notice of its cancellation (other than cancellation for non-payment for which ten (10) days notice shall be sufficient). Borrower shall, on or prior to the date of and prior to each policy renewal, furnish to Agent certificates of insurance or other evidence satisfactory to Agent that such insurance coverage is in effect.

        6.10    LOSS; DAMAGE; DESTRUCTION AND SEIZURE.

                (a) Borrower shall bear the risk of the Collateral being lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever at any time until the expiration or termination of the Term.

                (b) If during the Term any item of Financed Equipment is lost, stolen, destroyed, damaged beyond repair, rendered permanently unfit for use, or seized by a governmental authority for any reason whatsoever for a period equal to at least the remainder of the Term (an "Event of Loss"), then in each case Agent, on behalf of Lenders, shall receive from the proceeds of insurance maintained pursuant to SECTION 6.9, from any award paid by the seizing governmental authority or, to the extent not received from the proceeds of insurance or award or both, from Borrower, on or before the Payment Date next succeeding such Event of Loss, an amount equal to the sum of: (i) all accrued and unpaid Scheduled Payments with respect to such Loan due prior to the next such Payment Date, (ii) a prepayment in an amount equal to the Stipulated Loan Value with respect to such Loan multiplied by the Prepayment Amount of each affected item of Financed Equipment, and (iii) all other sums, if any, that shall have become due and payable hereunder with respect to such Loan, including interest at the Default Rate with respect to any past due amounts. On the date of receipt by Agent of the amount specified above with respect to each such item of Financed Equipment subject to an Event of Loss, this Agreement shall terminate as to such Financed Equipment. Except as provided in SECTION 6.10(c), any proceeds of insurance maintained by Borrower pursuant to SECTION 6.9 and received by Borrower shall be paid to Agent promptly upon their receipt by Borrower. If any proceeds of insurance or awards received from governmental authorities are in excess of the amount owed under this SECTION 6.10, Agent shall promptly remit to Borrower the amount in excess of the amount owed to Lenders.

                (c) So long as no Event of Default has occurred and is continuing, any proceeds of insurance maintained pursuant to SECTION 6.9 received by Lender or Borrower with respect to an item of Collateral, the repair of which is practicable, shall, at the election of Borrower, be applied either to the repair or replacement of such Collateral or, upon Agent's receipt of evidence of the repair or replacement of the Collateral reasonably satisfactory to Agent and Requisite Lenders, to the reimbursement of Borrower for the cost of such repair or replacement. All replacement parts and equipment acquired by Borrower in replacement of Collateral pursuant to this SECTION 6.10(c) shall immediately become part of the Collateral upon acquisition by Borrower. Borrower shall take such actions and provide such documentation as may be reasonably requested by Agent, on behalf of Lenders, to protect and preserve their first priority security interest and otherwise to avoid any impairment of Agent's and Lenders' rights under the Loan Documents in connection with such repair or replacement.

        6.11 RELEASE OF CERTAIN PERMITTED LIENS. On or prior to April 30, 1999, Borrower shall cause the Permitted Liens listed in SCHEDULE 2 to be released or removed from Borrower's property.

        6.12 FURTHER ASSURANCES. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Agent or any Lender to effect the purposes of this Agreement.

7.      NEGATIVE COVENANTS

Borrower covenants and agrees that until the full and complete payment of the Obligations and termination of the Commitments, Borrower will not do any of the following without the prior written consent of Requisite Lenders:

        7.1 CHIEF EXECUTIVE OFFICE; LOCATION OF COLLATERAL. During the continuance of this Agreement, change the chief executive office or principal place of business or remove or cause to be removed, except in the ordinary course of Borrower's business, the Collateral or the records concerning the Collateral from the premises listed in SCHEDULE 4 without thirty (30) days prior written notice to Agent and Lenders.

        7.2 EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF ASSETS. Enter into any transaction not in the ordinary and usual course of Borrower's business, including the sale, lease, license or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of Borrower's assets, other than (i) sales of inventory in the ordinary and usual course of Borrower's business as presently conducted and (ii) sales or other dispositions in the ordinary course of business of assets, other than Collateral, that have become worn out or obsolete or that are promptly being replaced.

Notwithstanding anything contained in this SECTION 7.2, the Borrower may do any of the following: (i) transfer non-exclusive licenses and similar arrangements for use of its intellectual property, in arm's length transactions, in the ordinary course of its business for adequate consideration (ii) declare and make any dividend payment payable in its equity securities, (iii) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefor, (iv) repurchase stock from former employees of Borrower in accordance with the terms of repurchase, vesting or similar agreements between Borrower and such employees in its ordinary course of business, (v) repurchase equity securities with the proceeds from the issuance of equity securities, (vi) repurchase, redeem, retire, defease or otherwise acquire for value equity securities in connection with or pursuant to any employees benefit plan or stock option plan of the Borrower, (vii) provided no Event of Default has occurred and is continuing or is not caused thereby, mergers, consolidations or acquisitions, which after giving effect thereto, Borrower is the surviving entity, and (viii) enter into Permitted Investments.

        7.3 RESTRUCTURE. Change Borrower's name; make or suffer any material adverse change in Borrower's financial condition or any material adverse change in Borrower's operations; cause, permit, or suffer any material change in Borrower's ownership; engage in any business other than the business currently engaged in by Borrower or reasonably related thereto; or suspend operation of Borrower's business.

Notwithstanding the foregoing, Borrower may suffer a material change in Borrower's ownership with Requisite Lenders' prior written consent, which consent will not be unreasonably withheld if each of the following conditions precedent is satisfied: (i) ISR executes a reaffirmation of guaranty and security agreement in form and substance satisfactory to Requisite Lenders and
(ii) no Event of Default has occurred and is continuing or will otherwise result from such change in ownership.

        7.4 LIENS. Create, incur, assume or suffer to exist any Lien or any other encumbrance of any kind with respect to any of its Property, whether now owned or hereafter acquired, except for Permitted Liens.

        7.5 LIMITATION ON DEBT AND LEASE FINANCINGS. Create, incur, assume or suffer to exist (i) any Indebtedness for the purpose of financing specific equipment and software (other than office equipment in an amount not to exceed $50,000), or (ii) any equipment lease obligations, in aggregate amount in excess of $3,000,000, provided Borrower may create, incur, assume or suffer to exist any lease of vehicles (including forklifts, pallet jacks and similar warehouse vehicles).

        7.6 LIMITATION ON DIVIDENDS. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock other than in dividends or distributions payable in Borrower's capital stock.

8.      EVENTS OF DEFAULT

        Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

        8.1 PAYMENT DEFAULT. If Borrower fails to pay within five (5) Business Days of when due and payable or when declared due and payable in accordance with the Loan Documents, any portion of the Obligations.

        8.2 CERTAIN COVENANT DEFAULTS. (i) If Borrower fails to perform any obligation under SECTIONS 6.9, 6.10, 6.11 or 6.12, or violates any of the covenants contained in SECTION 7 of this Agreement or (ii) if Guarantor violates any of the covenants contained in Section 11 of the Guaranty or Section 5 of the Guaranty Security Agreement.

        8.3 OTHER COVENANT DEFAULTS. If Borrower or any Guarantor fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the other Loan Documents, or in any other present or future agreement among Borrower, any Guarantor, Agent and Lenders and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within fifteen (15) Business Days after written notice by Agent of the occurrence of such default.

        8.4 MATERIAL ADVERSE CHANGE. If there occurs a material adverse change in Borrower's or any Guarantor's business, that could reasonably be expected to have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement, or the value of the Collateral or the priority of Agent's security interest therein, or Guarantor's ability to perform its obligations under the Guaranty.

        8.5 ATTACHMENT. If any material portion of Borrower's or any Guarantor's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or Person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower or any Guarantor is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's or any Guarantor's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's or any Guarantor's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower or any Guarantor receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contesting by Borrower.

        8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in excess of $100,000 individually or in the aggregate.

        8.7 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least One Hundred Thousand Dollars ($100,000) shall be rendered against Borrower or any Guarantor and shall remain unsatisfied and unstayed for a period of thirty (30) days.

        8.8 REDEMPTION OR REPURCHASE. ISR shall, after the date of this Agreement, redeem or repurchase (a) any shares of any class or series of its preferred stock or (b) without Agent's prior written consent more than One Hundred Thousand Dollars ($100,000) in the aggregate of common stock, in each case whether pursuant to a mandatory redemption or otherwise other than a redemption or repurchase, at cost, of unvested common stock pursuant to Borrower's stock purchase plan, stock option plan, or similar employee benefit plan.

        8.9 MISREPRESENTATIONS. If any material misrepresentation or material misstatement exists now or hereafter in any warranty, representation, statement, or report made to Agent or any Lender by Borrower or any Guarantor or any officer, employee, agent, or director of Borrower or any Guarantor.

        8.10 BREACH OF WARRANT. If ISR shall breach the terms of any Warrant in favor of any Lender.

        8.11 ENFORCEABILITY. If any Loan Document shall in any material respect cease to be, or Borrower shall assert that any Loan Document is not, a legal, valid and binding obligation of Borrower or any such Guarantor enforceable in accordance with its terms.

        8.12 INVOLUNTARY BANKRUPTCY OR INSOLVENCY. If a proceeding shall have been instituted in a court having jurisdiction in the premises seeking a decree or order for relief in respect of Borrower or any Guarantor in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee (or similar official) of Borrower or any Guarantor or for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of forty-five (45) consecutive days or such court shall enter a decree or order granting the relief sought in such proceeding.

        8.13 VOLUNTARY BANKRUPTCY OR INSOLVENCY. If Borrower or any Guarantor shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian (or other similar official) of Borrower or any Guarantor or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action in furtherance of any of the foregoing.

9.      AGENT'S AND LENDERS' RIGHTS AND REMEDIES

        9.1 RIGHTS AND REMEDIES. Upon the occurrence and continuance of any Default or Event of Default, neither Agent nor any Lender shall have any further obligation to advance money or extend credit to or for the benefit of Borrower. In addition, upon the occurrence and during the continuance of an Event of Default, Lenders or Agent, on behalf of Lenders, shall have the rights, options, duties and remedies of a secured party as permitted by law and, in addition to and without limitation of the foregoing, Lenders may, at the election of Requisite Lenders, without notice of election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, including the Stipulated Loan Value of the Loan Amount of each Loan, immediately due and payable (provided that upon the occurrence of an Event of Default described in SECTION 8.12 or 8.13 all Obligations shall become immediately due and payable without any action by Agent or any Lender);

                (b) Without notice to or demand upon Borrower, make such payments and do such acts as Agent or Lenders consider necessary or reasonable to protect Agent's security interest in the Collateral. Borrower agrees to assemble the Collateral if Agent, on behalf of Lenders, so requires, and to make the Collateral available to Agent in such a manner as Agent or any or all Lenders may designate. Borrower authorizes Agent to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Requisite Lenders' determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Agent, on behalf of Lenders, a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty
(120) days in order to exercise any of Agent's or Lenders' rights or remedies provided herein, at law, in equity, or otherwise;

                (c) Without notice to Borrower, set off and apply to the Obligations any and all indebtedness at any time owing to or for the credit or the account of Borrower;

                (d) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Agent, on behalf of Lenders, is hereby granted a license or other right, solely pursuant to the provisions of this SECTION 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Agent's or Requisite Lenders' exercise of their rights under this SECTION 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Agent's and Requisite Lenders' benefit;

                (e) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Requisite Lenders determine are commercially reasonable;

                (f) Agent or any Lender may credit bid and purchase at any public sale; and

                (g) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

        9.2 WAIVER BY BORROWER. Upon the occurrence of an Event of Default, to the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take nor insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction; nor, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the Property so sold or any part thereof, and, to the full extent legally permitted, except as to rights expressly provided herein, hereby expressly waives for itself and on behalf of each and every Person, except decree or judgment creditors of Borrower acquiring any interest in or title to the Collateral or any part thereof subsequent to the date of this Agreement, all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Agent or any Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

        9.3 EFFECT OF SALE. Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Borrower in and to the Property sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against any and all Persons claiming the Property sold or any part thereof under, by or through Borrower, its successors or assigns.

        9.4 POWER OF ATTORNEY IN RESPECT OF THE COLLATERAL. Borrower does hereby irrevocably appoint Agent, on behalf of Lenders, (which appointment is coupled with an interest) on the occurrence and continuance of a Default or an Event of Default, the true and lawful attorney in fact of Borrower with full power of substitution, for it and in its name: (a) to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all rents, issues, profits, avails, distributions, income, payment draws and other sums in which a security interest is granted under SECTION 4 with full power to settle, adjust or compromise any claim thereunder as fully as if Agent were a Borrower itself, (b) to receive payment of and to endorse the name of Borrower to any items of Collateral (including checks, drafts and other orders for the payment of money) that come into Agent's possession or under Agent's control,
(c) to make all demands, consents and waivers, or take any other action with respect to, the Collateral, (d) in Agent's discretion to file any claim or take any other action or proceedings, either in its own name or in the name of Borrower or otherwise, which Agent or Requisite Lenders may reasonably deem necessary or appropriate to protect and preserve the right, title and interest of Agent, on behalf of Lenders, in and to the Collateral, or (e) to otherwise act with respect thereto as though Agent, on behalf of Lenders, were the outright owner of the Collateral.

        9.5 AGENT'S EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Agent may do any or all of the following: (a) make payment of the same or any part thereof; or (b) obtain and maintain insurance policies of the type discussed in SECTION 6.9 of this Agreement, and take any action with respect to such policies as Agent deems prudent. Any amounts paid or deposited by Agent shall constitute Agent's Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Agent shall not constitute an agreement by Agent to make similar payments in the future or a waiver by Agent or any Lender of any Event of Default under this Agreement.

        9.6 REMEDIES CUMULATIVE. Agent's and Lenders' rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Agent and Lenders shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Agent or Lenders of one right or remedy shall be deemed an election, and no waiver by Agent or Lenders of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Agent or Lenders shall constitute a waiver, election, or acquiescence by it.

        9.7 APPLICATION OF COLLATERAL PROCEEDS. The proceeds and/or avails of the Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by Agent, on behalf of Lenders, at the time of or received by Agent, on behalf of Lenders, after, the occurrence of an Event of Default hereunder) shall be paid to and applied as follows:

                (a) First, to the payment of out-of-pocket costs and expenses, including all amounts expended to preserve the value of the Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Agent or any Lender;

                (b) Second, to the payment to Lenders on a pro rata basis as contemplated by SECTION 2.12 of the amount then owing or unpaid on the Loan for Scheduled Payments, the Stipulated Loan Value of the Loan Amount, and all other Obligations with respect to the Loan, and in case such proceeds shall be insufficient to pay in full the whole amount so due, owing or unpaid upon the Loan, then to the unpaid interest thereon, then to unpaid principal thereof, then to the Stipulated Loan Value of the Loan Amount with respect to the Loan, and then to the payment of other amounts then payable to Agent or any Lender under any of the Loan Documents; and

                (c) Third, to the payment of the surplus, if any, to Borrower, its successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

        9.8 REINSTATEMENT OF RIGHTS. If Agent or Lenders shall have proceeded to enforce any right under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then and in every such case (unless otherwise ordered by a court of competent jurisdiction), Agent and Lenders shall be restored to their former position and rights hereunder with respect to the Property subject to the security interest created under this Agreement.

10.     THE AGENT

        10.1    APPOINTMENT, POWERS AND IMMUNITIES.

                (a) Each Lender hereby appoints Lighthouse as Agent hereunder and under the other Loan Documents and each Lender hereby irrevocably authorizes Agent to act hereunder and thereunder as Agent of such Lender. Agent agrees to act as such upon the express conditions contained in this SECTION 10. In performing its functions and duties under this Agreement and under the other Loan Documents, Agent shall act solely as Agent of Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Borrower.

                (b) Each Lender irrevocably authorizes Agent to take such action on such Lender's behalf and to exercise such powers hereunder as are specifically delegated to Agent by the terms hereof, together with such powers as are reasonably incidental thereto. Agent shall have only those duties which are specified in this Agreement and it may perform such duties by or through its agents, representatives or employees. In performing its duties hereunder on behalf of Lenders, Agent shall exercise the same care which it would exercise in dealing with loans made for its own account, but it shall not be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of all or any of the Loan Documents, or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents furnished or delivered in connection herewith or therewith by Agent to any Lender or by or on behalf of Borrower to Agent or any Lender, or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Loan. Agent shall not be responsible for insuring the Collateral or for the payment of any taxes, assessments, charges or any other charges or liens of any nature whatsoever upon the Collateral or otherwise for the maintenance of the Collateral, except in the event Agent enters into possession of a part or all of the Collateral, in which event Agent shall preserve the part in its possession. Unless the officers of Agent acting in their capacity as officers of Agent on Borrower's account have actual knowledge thereof or have been notified in writing thereof by Lenders, Agent shall not be required to ascertain or inquire as to the existence or possible existence of any Event of Default. Neither Agent nor any of its officers, directors, employees, representatives or agents shall be liable to Lenders for any action taken or omitted hereunder or under any of the other Loan Documents or in connection herewith or therewith unless caused by its or their gross negligence or willful misconduct. No provision of this Agreement or of any other Loan Document shall be deemed to impose any duty or obligation on Agent to perform any act or to exercise any power in any jurisdiction in which it shall be illegal, or shall be deemed to impose any duty or obligation on Agent to perform any act or exercise any right or power if such performance or exercise
(i) would subject Agent to a tax in a jurisdiction where it is not then subject to a tax or (ii) would require Agent to qualify to do business in any jurisdiction where it presently is not so qualified. Without prejudice to the generality of the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or (where so instructed) refraining from acting under this Agreement or under any of the other Loan Documents in accordance with the instructions of the Requisite Lenders. Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement unless and until it has obtained the written instructions of the Requisite Lenders. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon Agent in its individual capacity.

        10.2 REPRESENTATIONS AND WARRANTIES; NO RESPONSIBILITY FOR INSPECTION. Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of Borrower in connection with the making of the Loan hereunder and has made and shall continue to make its own appraisal of the creditworthiness of Borrower. Agent shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Lenders or to provide any Lender with any credit or other information (other than information obtained under the provisions of this Agreement which Agent shall make available to each Lender upon request by such Lender) with respect thereto whether coming into its possession before the date hereof or any time or times thereafter and shall further have no responsibility with respect to the accuracy of or the completeness of the information provided to Lenders. With respect to its participation in the Loan hereunder, Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same rights and powers as though it were not performing the duties and functions delegated to it hereunder and the term "Lender" or "Lenders" or any similar term shall unless the context clearly indicates otherwise include Agent in its individual capacity. Agent and each of its affiliates may accept deposits from, lend money to and generally engage in any kind of business with Borrower as if it were not Agent.

        10.3    RELIANCE BY AGENT.

                (a) Agent may consult with counsel, and any opinion or legal advice of such counsel who are not employees of Agent or Borrower or any Affiliate of Borrower shall be full and complete authorization and protection in respect of any action taken or suffered by Agent hereunder or under any other Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction.

                (b) Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of this Agreement or any of the other Loan Documents.

                (c) Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lenders adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

        10.4 DELEGATION OF DUTIES. Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it without gross negligence or willful misconduct on the part of Agent.

        10.5 RIGHT TO INDEMNITY. Each of Lenders severally, but not jointly, agrees (a) to indemnify and hold Agent (and any Person acting on behalf of Agent) harmless from and against and (b) promptly on receipt by each Lender of Agent's statement, to reimburse Agent, according to such Lender's Commitment Percentage of the Loan Commitment, to the extent Agent shall not otherwise have been reimbursed by Borrower on account of and for, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, the fees and disbursements of counsel and other advisors) or disbursements of any kind of nature whatsoever with respect to Agent's performance of its duties under this Agreement and the other Loan Documents; provided, however, that no Lender shall be liable for the payment to Agent of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's gross negligence or willful misconduct. Such reimbursement shall not in any respect release Borrower from any liability or obligation. If any indemnity furnished to Agent for any purpose shall, in the opinion of Agent, be insufficient or become impaired, Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. Agent's right to indemnification shall survive termination of this Agreement.

        10.6 RESIGNATION AND APPOINTMENT OF SUCCESSOR AGENT. Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrower; provided, however, that the retiring Agent shall continue to serve until a successor Agent shall have been selected and approved pursuant to this
SECTION 10.6. Upon any such notice, Agent shall have the right to appoint, subject to the consent of Requisite Lenders, a successor Agent; provided, however, that if such successor shall not be a signatory to this Agreement, such appointment shall be subject to the consent of Borrower unless an Event of Default has occurred and is continuing. At any time other than during the existence of an Event of Default, in each case, such appointment shall be subject to the prior consent of Borrower. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. Without limitation of the foregoing, if Agent becomes insolvent or commits any act or omission constituting gross negligence or willful misconduct of its duties as Agent hereunder, then the Requisite Lenders shall have the right to replace the Agent. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 10 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

        10.7 CONFLICTS. Lighthouse and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, act as merchant banker in any transaction for, and generally engage in any kind of business with, Borrower and any Person who may do business with or own securities of Borrower, all as if Lighthouse were not Agent and without any duty to account therefor to Lenders or to disclose to Lenders confidential information which Lighthouse may receive from Borrower in connection with such other activity or business.

        10.8 NO OBLIGATIONS OF BORROWER. Nothing contained in this SECTION 10 shall be deemed to impose upon Borrower any obligation in respect of the due and punctual performance by Agent of its obligations to Lenders under any provision of this Agreement, and Borrower shall have no liability to Agent or any Lender in respect of any failure by Agent or any Lender to perform any of their respective obligations to each other under this Agreement. Without limiting the generality of the foregoing sentence, where any provision of this Agreement relating to the payment of any amounts due and owing under the Loan Documents provides that such payments shall be made by Borrower to Agent for the account of Lenders, Borrower's obligations to Lenders in respect of such payments shall be deemed to be satisfied upon the making of such payments to Agent in the manner provided by this Agreement.

11.     WAIVERS; INDEMNIFICATION

        11.1 DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Agent or any Lender on which Borrower may in any way be liable.

        11.2 AGENT'S LIABILITY FOR COLLATERAL. So long as Agent complies with its obligations, if any, under Section 9207 of the Code, Agent shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

        11.3 INDEMNIFICATION. Whether or not the transactions contemplated hereby shall be consummated:

                (a) GENERAL INDEMNITY. Borrower shall pay, indemnify, and hold Agent and Lenders and each of their respective officers, directors, employees, counsel, partners, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, reasonable expenses or reasonable disbursements (including Agent's Expenses and reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loan. or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

                (b) SURVIVAL; DEFENSE. The obligations in this SECTION 11.3 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of Borrower. All amounts owing under this SECTION 11.3 shall be paid within thirty (30) days after written demand.

12.     NOTICE

        Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by certified mail, postage prepaid, return receipt requested, or by prepaid facsimile to Borrower or to Agent, as the case may be, at their respective addresses set forth below:

        If to Borrower:         WebVan-Bay Area, Inc.
                                1241 E. Hillsdale Boulevard, Suite 210
                                Foster City, California 94404

                                Attention: Chief Financial Officer
                                Fax: (650) 524-4801

        If to Agent:            Lighthouse Capital Partners II, L.P.
                                100 Drake's Landing Road, Suite 260
                                Greenbrae, California 94904-3121
                                Attention: Contract Administrator
                                Fax: (415) 925-3387

        If to Lockbox Account:  Lighthouse Capital Partners II, L.P.
                                P.O. Box [TBD]
                                San Francisco, California _____ - ____


If to any Lender, at its address specified on the signature pages hereto or at any other address specified by such Lender.

        The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

13.     GENERAL PROVISIONS

        13.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Agent's and Requisite Lenders' prior written consent, which consent may be granted or withheld in Agent's and Requisite Lenders' sole discretion. Agent and any Lender shall have the right with the prior written consent of Agent but without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participations in all or any part of, or any interest in Agent's or such Lender's rights and benefits hereunder.

        13.2 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

        13.3 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

        13.4    ENTIRE AGREEMENT; CONSTRUCTION; AMENDMENTS AND WAIVERS.

                (a) This Agreement and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement between Borrower, Agent, and Lenders and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

                (b) This Agreement is the result of negotiations between and has been reviewed by each of Borrower, Agent, and each Lender executing this Agreement as of the date hereof and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower, Agent, or any Lender. Borrower, Agent and Lenders agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower's, Agent's or such Lender's actual intentions.

                (c) Any and all amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of Agent and Requisite Lenders. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this SECTION 13.4 shall be binding upon Agent, Lenders and on Borrower. Notwithstanding the foregoing, no such amendment, modification, discharge, waiver, or consent shall, unless in writing and signed by all Lenders, Borrower and acknowledged by Agent, do any of the following:

                        (i) increase or extend the Commitment of any Lender or subject any Lender to any additional monetary obligations;

                        (ii) postpone or delay any date fixed for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any Loan Document;

                        (iii) reduce the principal of, or the rate of interest specified herein on the Loan, or of any fees or other amounts payable hereunder or under any Loan Document;

                        (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loan which shall be required for Lenders or any of them to take any action hereunder, except as specifically contemplated by SECTION 2.10;

                        (v) amend this SECTION 13.4 or SECTION 2.12 (sharing of payments); or

                        (vi) release any material portion of the Collateral except as otherwise may be provided herein or except where the consent of the Requisite Lenders only is specifically provided for;

and, provided further, that no amendment, modification, discharge, waiver or consent shall, unless in writing and signed by Agent in addition to the Requisite Lenders or all Lenders, as the case may be, affect the rights or duties of Agent under this Agreement or any other Loan Document. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances.

        13.5 RELIANCE BY AGENT AND LENDERS. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Agent or any Lender, be deemed to be material to and to have been relied upon by Agent or such Lender.

        13.6 NO SET-OFFS BY BORROWER. All sums payable by Borrower pursuant to this Agreement or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

        13.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

        13.8 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Agent and Lenders with respect to the expenses, damages, losses, costs and liabilities described in SECTION 11.3 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Agent and Lenders have run.

        13.9 CONFIDENTIALITY. Neither Agent nor any Lender will issue any press release or distribute any external marketing materials referring to the Borrower without: (a) submitting such materials to the Borrower for review; and
(b) obtaining the prior written consent of the Borrower, which consent may be given or withheld in Borrower's sole discretion. Borrower will not issue any press release nor distribute any external marketing materials referring to the Agent and/or any Lender without (a) submitting such materials to the Agent and/or the Lender(s), as applicable, and (b) obtaining the prior written consent of the Agent and/or the Lender(s), as applicable, which consent may be given or withheld at the Agent's and/or the applicable Lender's sole discretion.

Neither Agent nor any Lender will make any communication to any third party referring to the Borrower, except that the Agent or any Lender may disclose any such information (a) to its lenders, its own directors, officers, employees, auditors, counsel, and other professional advisors and to its affiliates if it, in its sole discretion, determines that any such party should have access to such information; (b) if such information is generally available to the public;
(c) if required or appropriate in any report, statement or testimony submitted to any governmental authority; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by counsel; (e) to comply with any requirement or law; (f) to the extent necessary in connection with the exercise of any right or remedy under any Loan Document; (g) to any participant or assignee of any Lender or any prospective participant or assignee; (h) to any successor Agent or prospective successor Agent; or (i) otherwise with the prior consent of Borrower, which consent shall not be unreasonably withheld, provided, however, that any disclosure made in violation hereof shall not affect the obligations of Borrower and Guarantor under any Loan Document.

Borrower will not make any communication to any third party referring to the Agent and/or any Lender, except that the Borrower may disclose any such information (a) to its lenders, its own directors, officers, employees, auditors, counsel, and other professional advisors and to its affiliates if Borrower, in its sole discretion, determines that any such party should have access to such information; (b) if such information is generally available to the public; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by counsel; (e) to comply with any requirement or law; (f) to the extent necessary in connection with the exercise of any right or remedy under any Loan Document; (g) to any permitted assignee of Borrower or any prospective permitted assignee; or (h) otherwise with the prior consent of the Agent and/or the Lenders(s), as applicable, which consent shall not be unreasonably withheld.

14. RELATIONSHIP OF PARTIES. Borrower, Agent and Lenders acknowledge, understand and agree that the relationship between the Borrower, the Agent, and each Lender, is, and at all time shall remain solely that of a borrower, agent and a lender. Neither Agent nor any Lender shall under any circumstances be construed to be a partner or joint venturer of Borrower or any of its Affiliates; nor shall the Agent or any Lender under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrower or any of its Affiliates, or to owe any fiduciary duty to Borrower or any of its Affiliates. Neither Agent nor any Lender undertakes or assumes any responsibility or duty to Borrower or any of its Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform the Borrower or any of its Affiliates of any matter in connection with its or their Property, any Collateral held by Agent, on behalf of Lenders, or the operations of Borrower or any of its Affiliates. Borrower and each of its Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by Agent or any Lender in connection with such matters is solely for the protection of Agent or such Lender and neither Borrower nor any Affiliate is entitled to rely thereon.

15. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF BORROWER, AGENT AND LENDERS HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA. BORROWER, AGENT, AND LENDERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

BORROWER:                                   AGENT:

WEBVAN-BAY AREA, INC.                   LIGHTHOUSE CAPITAL PARTNERS II, L.P.


By: /s/ LOUIS H. BORDERS                By:  LIGHTHOUSE MANAGEMENT PARTNERS II,
   ---------------------------------         L.P., its general partner
Name:  Louis H. Borders
     -------------------------------         By:  LIGHTHOUSE CAPITAL PARTNERS,
Title:  Chief Executive Officer                   INC., its general partner
      ------------------------------
                                             By: /s/ GWILL E. YORK
                                                --------------------------------

                                             Name:  Gwill E. York
                                                  ------------------------------

                                             Title:  Managing Director
                                                   -----------------------------





























     SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT DATED NOVEMBER 18, 1998
                      (ADDITIONAL SIGNATURE PAGES FOLLOW)

                                    LENDERS:

                                LIGHTHOUSE CAPITAL PARTNERS II, L.P.

                                By:  LIGHTHOUSE MANAGEMENT PARTNERS II,
                                     L.P., its general partner

                                     By:  LIGHTHOUSE CAPITAL PARTNERS,
                                          INC., its general partner

                                     By: /s/ GWILL E. YORK
                                        --------------------------------

                                     Name:  Gwill E. York
                                          ------------------------------

                                     Title:  Managing Director
                                           -----------------------------

                                     Address for Notices:

                                             Lighthouse Capital Partners II,
                                             L.P.
                                             100 Drake's Landing Road, Suite 260
                                             Greenbrae, California  94904-3121
                                             Attention:  Contract Administrator
                                             Fax:  (415) 925-3387


                                VENTURE LENDING & LEASING, INC.

                                By: /s/ SALVADOR O. GUTIERREZ
                                   -------------------------------------

                                Name:  Salvador O. Gutierrez
                                     -----------------------------------

                                Title:  President
                                      ----------------------------------


                                VENTURE LENDING & LEASING II, INC.

                                By: /s/ SALVADOR O. GUTIERREZ
                                   -------------------------------------

                                Name:  Salvador O. Gutierrez
                                     -----------------------------------

                                Title:  President
                                      ----------------------------------

                                      Address for Notices:

                                              Western Technology Investments
                                              2010 North First Street, Suite 310
                                              San Jose, CA 95131
                                              Attention:  Salvador O. Gutierrez
                                              Fax:  (408) 436-8625



     SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT DATED NOVEMBER 18, 1998
                      (ADDITIONAL SIGNATURE PAGES FOLLOW)

                                DOMINION VENTURES INC.


                                By: /s/ MICHAEL K. LEE
                                   -------------------------------------

                                Name:  Michael K. Lee
                                     -----------------------------------

                                Title: Partner
                                      ----------------------------------

                                      Address for Notices:

                                              3000 Sand Hill Road
                                              Building 2, Suite 235
                                              Menlo Park, CA 94025
                                              Attention:  Renee C. Baker
                                              Fax:  (650) 854-1957



                                MMC/GATX PARTNERSHIP NO. I

                                By:  MEIER MITCHELL & COMPANY, as
                                     General Partner

                                By: /s/ JAMES V. MITCHELL
                                   -------------------------------------

                                Name:  James V. Mitchell
                                     -----------------------------------

                                Title: Secretary
                                      ----------------------------------

                                      Address for Notices:

                                              MMC/GATX Partnership No. I
                                              C/o GATX Capital Corporation
                                              Four Embarcadero Center, Suite
                                              2200
                                              San Francisco, CA 94111
                                              Attention:  Contract
                                                          Administration
                                              Fax:  (415) 955-3288

                                      and

                                              MMC/GATX Partnership No. I
                                              C/o Meier Mitchell & Company
                                              4 Orinda Way, Suite 200B
                                              Orinda, CA 94563
                                              Fax (925) 254-9528




     SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT DATED NOVEMBER 18, 1998
                      (ADDITIONAL SIGNATURE PAGES FOLLOW)

                                IMPERIAL BANK

                                By: /s/ JAMES BYRON
                                   -------------------------------------

                                Name:  James Byron
                                     -----------------------------------

                                Title:  Assistant Vice President
                                      ----------------------------------

                                      Address for Notices:

                                              2460 Sand Hill Road, Suite 102
                                              Menlo Park, CA 94025
                                              Attention:  James Byron
                                              Fax: (650) 233-3020


Exhibit A - Collateral
Exhibit B - Form of Warrant
Exhibit C - Form of Landlord Consent
Exhibit D - Form of Loan Agreement Supplement
Exhibit E - Form of Guaranty
Exhibit F - Form of Borrowing Request
Exhibit G - Intellectual Property Security Agreement
Exhibit H - Form of Opinion of Counsel
Exhibit I - Promissory Note
Exhibit J - Guaranty Security Agreement

Schedule 1 - Commitments
Schedule 2 - Existing Liens
Schedule 3 - Subsidiaries
Schedule 4 - Equipment Locations
Schedule 5 - Investments




      SIGNATURE PAGE TO LOAN AND SECURITY AGREEMENT DATED NOVEMBER 18, 1998

                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT NO. 20701 ("Amendment") is made and entered into as of December 21, 1998, by and between LIGHTHOUSE CAPITAL PARTNERS II, L.P., in its individual capacity ("Lighthouse"), as lender, each other lender whose name is set forth on the signature pages hereof (collectively, the "Lenders"), Lighthouse, as agent on behalf of the Lenders (not in its individual capacity but solely as agent, "Agent"), and WEBVAN-BAY AREA, INC., a California corporation ("Borrower").

                                RECITALS OF FACT

        A. Borrower, the Lenders and the Agent have entered into that certain Loan and Security Agreement No. 20701, dated as of November 18, 1998 (as amended or supplemented from time to time, the "Loan Agreement" and collectively with the other documents executed in connection therewith, the "Loan Documents"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

        B. Borrower, the Lenders and the Agent desire to amend the Loan Agreement to provide for the addition of certain account and address information.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto hereby amend the Loan Documents as follows:

        1. AMENDMENTS TO LOAN AGREEMENT. The following amendments are hereby made to the Loan Agreement:

                A. The following definitions are amended and restated in their entirety:

                "Lockbox Account" means that certain deposit account with Imperial Bank, account number 20-006-250, in the name of Agent.


                B.      SECTION 12 is amended as set forth below:

        If to Lockbox Account:  Lighthouse Capital Partners II, L.P.
                                P.O. Box 7491
                                San Francisco, California 94120-7491

        2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that its representations and warranties in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Borrower.

        3. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents, including this Amendment, comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Lender to Borrower and/or its affiliates.

        4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall be deemed effective upon the execution of a counterpart hereof by each of Borrower and Lender.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

 BORROWER:                              AGENT:

 WEBVAN-BAY AREA, INC.                  LIGHTHOUSE CAPITAL PARTNERS II, L.P.


By:  /S/ LOUIS H. BORDERS               By:  LIGHTHOUSE MANAGEMENT PARTNERS II,
   ----------------------------------        L.P., its general partner
Name:  Louis H. Borders
     --------------------------------        By:  LIGHTHOUSE CAPITAL PARTNERS,
Title:  Chief Executive Officer                   INC., its general partner
      -------------------------------
                                             By:  /S/ RICHARD D. STUBBLEFIELD
                                                --------------------------------

                                             Name:  Richard D. Stubblefield
                                                  ------------------------------

                                             Title: Managing Director
                                                   -----------------------------

                                LENDERS:

                                LIGHTHOUSE CAPITAL PARTNERS II, L.P.

                                By:  LIGHTHOUSE MANAGEMENT PARTNERS II,
                                     L.P., its general partner

                                     By:  LIGHTHOUSE CAPITAL PARTNERS, INC.,
                                          its general partner

                                     By:  /S/ RICHARD D. STUBBLEFIELD
                                        ----------------------------------------

                                     Name:  Richard D. Stubblefield
                                          --------------------------------------

                                     Title: Managing Director
                                           -------------------------------------

                                     Address for Notices:

                                     Lighthouse Capital Partners II, L.P.
                                     100 Drake's Landing Road, Suite 260
                                     Greenbrae, California  94904-3121
                                     Attention:  Contract Administrator
                                     Fax:  (415) 925-3387


                                VENTURE LENDING & LEASING, INC.

                                By:  /S/ SALVADOR O. GUTIERREZ
                                   ---------------------------------------------

                                Name:  Salvador O. Gutierrez
                                     -------------------------------------------

                                Title:  President
                                      ------------------------------------------


                                VENTURE LENDING & LEASING II, INC.

                                By:  /S/ SALVADOR O. GUTIERREZ
                                   ---------------------------------------------

                                Name:   Salvador O. Gutierrez
                                     -------------------------------------------

                                Title:  President
                                      ------------------------------------------

                                Address for Notices:

                                Western Technology Investments
                                2010 North First Street, Suite 310
                                San Jose, CA 95131
                                Attention:  Salvador O. Gutierrez
                                Fax: (408) 436-8625



SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED NOVEMBER
                  18, 1998 (ADDITIONAL SIGNATURE PAGES FOLLOW)

                                DOMINION VENTURES, INC.


                                By:  /S/ MICHAEL K. LEE
                                   ---------------------------------------------

                                Name:  Michael K. Lee
                                     -------------------------------------------

                                Title:  Partner
                                      ------------------------------------------

                                Address for Notices:

                                3000 Sand Hill Road
                                Building 2, Suite 235
                                Menlo Park, CA 94025
                                Attention: Renee C. Baker
                                Fax:  (650) 854-1957



                                MMC/GATX PARTNERSHIP NO. I

                                By:  MEIER MITCHELL & COMPANY, as General
                                     Partner

                                     By:  /S/ JAMES V. MITCHELL
                                        ----------------------------------------

                                     Name:  James V. Mitchell
                                          --------------------------------------

                                     Title:  Secretary
                                           -------------------------------------

                                     Address for Notices:

                                     MMC/GATX Partnership No. I
                                     C/o GATX Capital Corporation
                                     Four Embarcadero Center, Suite 2200
                                     San Francisco, CA 94111
                                     Attention:  Contract Administration
                                     Fax:  (415) 955-3288

                                     and

                                     MMC/GATX Partnership No. I
                                     C/o Meier Mitchell & Company
                                     4 Orinda Way, Suite 200B
                                            Orinda, CA 94563
                                     Fax (925) 254-9528




SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED NOVEMBER
                  18, 1998 (ADDITIONAL SIGNATURE PAGES FOLLOW)

                                IMPERIAL BANK

                                By:  /S/ JAMES BYRON
                                   ---------------------------------------------

                                Name:  James Byron
                                     -------------------------------------------

                                Title: Assistant Vice President
                                      ------------------------------------------

                                Address for Notices:

                                2460 Sand Hill Road, Suite 102
                                Menlo Park, CA 94025
                                Attention:  James Byron
                                Fax: (650) 233-3020




SIGNATURE PAGE TO FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED NOVEMBER
                                    18, 1998

                               SECOND AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

        THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT NO. 20701 ("Amendment") is made and entered into as of April 22, 1999, by and between LIGHTHOUSE CAPITAL PARTNERS II, L.P., in its individual capacity ("Lighthouse"), as lender, each other lender whose name is set forth on the signature pages hereof (collectively, the "Lenders"), Lighthouse, as agent on behalf of the Lenders (not in its individual capacity but solely as agent, "Agent"), and WEBVAN-BAY AREA, INC., a California corporation ("Borrower").

                                RECITALS OF FACT

        A. Borrower, the Lenders and the Agent have entered into that certain Loan and Security Agreement No. 20701, dated as of November 18, 1998 (as amended or supplemented from time to time, the "Loan Agreement" and collectively with the other documents executed in connection therewith, the "Loan Documents"). All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Loan Agreement.

        B. Borrower, the Lenders and the Agent desire to amend the Loan Agreement to provide for the modification of certain address information.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto hereby amend the Loan Documents as follows:

        1. AMENDMENTS TO LOAN AGREEMENT. The following amendments are hereby made to the Loan Agreement:

                A.      SECTION 12 is amended as set forth below:

        If to Lockbox Account:  Imperial Bank
                                San Francisco Central Operations
                                185 Berry Street, Suite 190
                                San Francisco, California 94107-1729
                                Attn.: Marc Gibson, Vice President

        2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants that its representations and warranties in the Loan Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Borrower.

        3. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Amendment, the terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect. This Amendment and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents, including this Amendment, comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Lender to Borrower and/or its affiliates.

        4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall be deemed effective upon the execution of a counterpart hereof by each of Borrower and Lender.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:                               AGENT:

WEBVAN-BAY AREA, INC.                   LIGHTHOUSE CAPITAL PARTNERS II, L.P.


By:  /S/ LOUIS H. BORDERS               By:  LIGHTHOUSE MANAGEMENT PARTNERS II,
   ----------------------------------        L.P., its general partner
Name:  Louis H. Borders
     --------------------------------   By:  LIGHTHOUSE CAPITAL PARTNERS,
Title:  Chief Executive Officer              INC., its general partner

      -------------------------------   By:  /S/ THOMAS CONNEELY
                                           -------------------------------------

                                        Name:  Thomas Conneely
                                             -----------------------------------

                                        Title:  Vice President
                                              ----------------------------------




                             SIGNATURE PAGE FOLLOWS

LENDERS:

LIGHTHOUSE CAPITAL PARTNERS II, L.P.

By:  LIGHTHOUSE MANAGEMENT PARTNERS II, L.P., its general partner

By:  LIGHTHOUSE CAPITAL PARTNERS, INC., its general partner

     By:  /S/ RICHARD D. STUBBLEFIELD
        ---------------------------------
     Name:  Richard D. Stubblefield
          -------------------------------

     Title: Managing Director
           ------------------------------


VENTURE LENDING & LEASING, INC.         VENTURE LENDING & LEASING II, INC.


By:  /S/ SALVADOR O. GUTIERREZ          By:  /S/ SALVADOR O. GUTIERREZ
   ----------------------------------      -------------------------------------

Name:  Salvador O. Gutierrez            Name:  Salvador O. Gutierrez
     --------------------------------        -----------------------------------

Title:  President                       Title: President
      -------------------------------         ----------------------------------


DOMINION VENTURES, INC.                 IMPERIAL BANK


By:  /S/ MICHAEL K. LEE                 By:  /S/ JAMES BYRON
   ----------------------------------      -------------------------------------

Name:  Michael K. Lee                   Name:  James Byron
     --------------------------------        -----------------------------------

Title:  Partner                         Title:  Assistant Vice President
      -------------------------------         ----------------------------------


MMC/GATX PARTNERSHIP NO. I

By:  MEIER MITCHELL & COMPANY, as General Partner


By:  /S/ JAMES V. MITCHELL
   --------------------------------------

Name:  James V. Mitchell
     ------------------------------------

Title:  Secretary
      -----------------------------------




SIGNATURE PAGE TO SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT DATED NOVEMBER
                                    18, 1998

                                    EXHIBIT E

                                    GUARANTY

        This continuing GUARANTY ("Guaranty") is entered into as of November 18, 1998, by INTELLIGENT SYSTEMS FOR RETAIL, INC., a California corporation ("Guarantor"), in favor of the lenders listed on the signature pages hereto (the "Lenders") and LIGHTHOUSE CAPITAL PARTNERS II, L.P., a Delaware limited partnership, as Agent ("Agent").

                                    RECITALS

        A. Concurrently herewith, WEBVAN-BAY AREA, INC., a California corporation ("Borrower"), the Lenders and Agent are entering into that certain Loan and Security Agreement No. 20701 dated as of November 18, 1998 (the "Loan Agreement"), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower (collectively, the "Loans"), subject to the terms and conditions set forth therein.

        B. In consideration of the agreement of the Lenders to make the Loans to Borrower under the Loan Agreement, Guarantor is willing to guaranty the full payment and performance by Borrower of all of its obligations thereunder and under the other Loan Documents, all as further set forth herein.

        C.      Guarantor is the sole owner of Borrower's stock.

        D. Guarantor will obtain substantial direct and indirect benefit from the Loans made by Lenders to the Borrower under the Loan Agreement.

        NOW, THEREFORE, in order to induce the Lenders and Agent to execute the Loan Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Guarantor hereby represents, warrants, covenants and agrees as follows:

        1. DEFINITIONS. All capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.

        2.      GUARANTY.

                2.1 UNCONDITIONAL GUARANTY OF PAYMENT. In consideration of the foregoing, Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lenders and Agent the prompt and complete payment when due (whether at stated maturity or by acceleration) of all indebtedness of Borrower to Lenders and Agent, or any of them, created under the Loan Agreement and the other Loan Documents (all such indebtedness being the "Liabilities"), together with the prompt payment of all reasonable expenses, including, without limitation, reasonable attorneys' fees, and costs incurred incidental to the collection of the Liabilities and the enforcement or protection of Agent's security interest in the Collateral. The term "indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether recovery upon such indebtedness may be or hereafter become unenforceable. (The Liabilities and all other obligations and covenants to be performed by Guarantor under this Guaranty shall hereinafter be collectively referred to as the "Guaranty Obligations.")

                2.2 EXPENSES. Guarantor agrees to pay all reasonable expenses, including, without limitation, reasonable attorney's fees, and costs incurred in connection with the enforcement of Lenders' and Agent's rights under this Guaranty.

                2.3 JOINT AND SEVERAL LIABILITY. If any other Person in addition to Guarantor shall guarantee the payment of all or any part of the Liabilities, all guarantors and their respective successors and assigns shall be jointly and severally bound by the terms of this Guaranty and any other guaranty of the Liabilities, notwithstanding any relationship or contract of co-obligation by or among such guarantors. Agent's enforcement of the Guaranty Obligations is not conditioned upon Lenders' or Agent's obtaining from any other person a guaranty of all or any part of the Liabilities.

                2.4 SEPARATE OBLIGATIONS. The Guaranty Obligations of Guarantor arising hereunder are independent of and separate from any and all obligations of Borrower to Agent or Lenders arising under the Loan Agreement and the other Loan Documents.

        3. PAYMENTS. All payments to be made by Guarantor hereunder shall be made in lawful money of the United States of America, in immediately available funds, addressed to Lighthouse Capital Partners II, L.P., as Agent, at 100 Drake's Landing Road, Suite 260, Greenbrae, California 94904-3121,
Attention: Contract Administrator (or such other address as Agent may hereafter specify to the Guarantor) before 1:00 p.m., Pacific Time, on the date due and shall be accompanied by a notice from Guarantor stating that such payments are made under this Guaranty.

        4.      REPRESENTATIONS AND WARRANTIES.

                Guarantor hereby represents and warrants to Agent and each Lender that:

                4.1 DUE ORGANIZATION AND QUALIFICATION. Guarantor is a corporation duly existing and in good standing under the laws of its state of incorporation and is qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified, except for such states as to which any failure so to qualify would not reasonably be expected to have a material adverse effect on Guarantor's ability to perform its obligations under this Guaranty.

                4.2 AUTHORITY. Guarantor has all necessary power and authority to execute, deliver, and perform in accordance with the terms thereof, this Guaranty. Guarantor has all requisite power and authority to own and operate its properties and to carry on its businesses as now conducted.

                4.3 SUBSIDIARIES. Guarantor has no subsidiaries, except WebVan - Bay Area, Inc.

                4.4 CONFLICT WITH OTHER INSTRUMENTS, ETC. Neither the execution and delivery of this Guaranty nor the consummation of the transactions therein contemplated nor compliance with the terms, conditions and provisions thereof will conflict with or result in a breach of (i) any of the terms, conditions or provisions of the articles of incorporation and the by-laws, or other organizational documents of Guarantor or (ii) any law or any regulation, order, writ, injunction or decree of any court or governmental instrumentality or (iii) any material agreement or instrument to which Guarantor is a party or by which it or any of its properties is bound or to which it or any of its properties is subject, or constitute a default thereunder, except to the extent that such conflict, breach or default could not reasonably be expected to have a material adverse effect on the ability of the Guarantor to perform its obligations under this Guaranty.

                4.5 AUTHORIZATION; ENFORCEABILITY. The execution and delivery of this Guaranty and the consummation of the transactions herein contemplated have each been duly authorized by all necessary action on the part of Guarantor. This Guaranty has been duly executed and delivered and constitutes a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

                4.6 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF BUSINESS. Guarantor has not done business under any name other than that specified on the signature page hereof. The chief executive office, principal place of business, and the place where Guarantor maintains its records are presently located at the address set forth in Section 17.

                4.7 LITIGATION. There are no actions or proceedings pending by or against Guarantor before any court or administrative agency in which an adverse decision could have a material adverse effect on Guarantor. Guarantor does not have knowledge of any such pending or threatened actions or proceedings. Guarantor will promptly notify Agent in writing if any action, proceeding or governmental investigation involving Guarantor is commenced that may result in damages or costs to Guarantor of Fifty Thousand Dollars ($50,000) or more.

                4.8 FINANCIAL STATEMENTS. All financial statements relating to Guarantor or any affiliate that have been or may hereafter be delivered by Guarantor to Agent or any Lender present fairly in all material respects Guarantor's financial condition as of the date thereof and Guarantor's results of operations for the period then ended.

                4.9 SOLVENCY. Guarantor is solvent and able to pay its debts (including trade debts) as they mature.

                4.10 TAXES. Guarantor has filed or caused to be filed all tax returns required to be filed, and has paid, or has made adequate provision for the payment of, all taxes that are due and payable.

                4.11 CONSENTS AND APPROVALS. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Guarantor or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which Guarantor is a party or by which Guarantor is bound, is required to be obtained by Guarantor in order to make or consummate the transactions contemplated herein. All consents and approvals of, filings and registrations with, and other actions in respect of, all governmental authorities required to be obtained by Guarantor in order to make or consummate the transactions contemplated herein have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

                4.12 TRADEMARKS, PATENTS, COPYRIGHTS, FRANCHISES AND LICENSES. Guarantor possesses and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of its business as now operated.

                4.13 MATERIAL CONTRACTS. Guarantor has disclosed to Agent and Lenders in writing all currently effective material contracts and agreements (whether written or oral) to which Guarantor is a party. There are no material defaults under any such contract or agreement by Guarantor that could reasonably be expected to have a material adverse effect on the ability of the Guarantor to perform its obligations under this Guaranty. Guarantor has delivered to Agent true and correct copies of all such contracts or agreements (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof).

                4.14 FULL DISCLOSURE. No representation, warranty or other statement made by Guarantor in this Guaranty, certificate or written statement furnished to Agent or any Lender contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

                4.15 Guarantor covenants, warrants, and represents to Lenders and Agent that all representations and warranties contained in this Guaranty shall be true at the time of Guarantor's execution of this Guaranty, and shall continue to be true in all material respects until the Guaranty Obligations have been paid and performed in full.

        5.      CONSENTS.

        Guarantor hereby consents that any or all of the following actions may be taken or things done without notice to Guarantor and without affecting the liability of Guarantor under this Guaranty:

                5.1 The time for Borrower's performance of or compliance with any of the Liabilities may be accelerated or extended or such performance or compliance may be waived by Agent or Lenders

(including, without limitation, the renewal, extension, acceleration or other change in the time of payment, or other terms of, the Liabilities, such as an increase or decrease in the rate of interest thereon);

                5.2 The terms of any of the Liabilities or any term or condition contained in any of the Loan Documents may be amended as provided for therein for the purpose of adding any provisions thereto or changing in any manner the rights or obligations of Agent, Lenders or Borrower thereunder;

                5.3 Any collateral for all or any part of the Liabilities may be exchanged, surrendered or otherwise dealt with, and Agent's interests thereunder may be released and may or may not be perfected, all as Agent in its sole discretion may determine; and

                5.4 Agent may apply any collateral for the Liabilities and direct the order or manner of sale thereof, including, without limitation, a nonjudicial sale, as Agent may in its sole discretion determine, all without affecting the liability of Guarantor hereunder.

        6. ABSOLUTE GUARANTY. Guarantor agrees that the liability hereunder shall be the immediate, direct, and primary obligation of Guarantor and shall not be contingent upon Lenders' or Agent's exercise or enforcement of any remedy they may have against Borrower or any other Person, or against the Collateral or any security for the Guaranty Obligations. Without limiting the generality of the foregoing, the Guaranty Obligations shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall Guarantor be exonerated or discharged by, any of the following events:

                6.1 Insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, liquidation, winding up or dissolution of Borrower, Guarantor or any other guarantor of the Liabilities;

                6.2 Any limitation, discharge, or cessation of the liability of Borrower, Guarantor or any other guarantor for the Liabilities due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of the documents evidencing the Liabilities or any other guaranty of the Liabilities;

                6.3 Any merger, acquisition, consolidation or change in structure of Borrower, Guarantor or any other guarantor of the Liabilities or any sale, lease, transfer or other disposition of any or all of the assets or shares of Borrower, Guarantor or any other guarantor of the Liabilities;

                6.4 Any assignment or other transfer, in whole or in part, of any Lender's or Agent's interests in and rights under this Guaranty, the Loan Agreement or any of the other Loan Documents, including, without limitation, any Lender's or Agent's right to receive payment of the Liabilities or the Guaranty Obligations, as the case may be, or any assignment or other transfer, in whole or in part, of Agent's interests in and to the Collateral or any collateral securing the Guaranty Obligations;

                6.5 Any claim, defense, counterclaim or setoff, other than that of prior performance, that Borrower, Guarantor or any other guarantor of the Liabilities may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Liabilities, the Collateral, the Guaranty Obligations or any collateral securing the Guaranty Obligations;

                6.6 Any Lender's or Agent's amendment, modification, renewal, extension, cancellation or surrender of any agreement, document or instrument relating to the Loan Agreement, the Liabilities, the Collateral, the Guaranty Obligations or any collateral securing the Guaranty Obligations, or any Lender's or Agent's exchange, release, or waiver of any Collateral or of any collateral securing the Guaranty Obligations;

                6.7 Lenders' or Agent's exercise or nonexercise of any power, right or remedy with respect to the Liabilities, the Collateral, the Guaranty Obligations or any collateral securing the Guaranty Obligations, including, but not limited to, Lenders' or Agent's compromise, release, settlement or waiver with or of Borrower, Guarantor or any other Person;

                6.8 Lenders' or Agent's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy case related to the Liabilities, the Collateral, the Guaranty Obligations or any collateral securing the Guaranty Obligations; and

                6.9 Any impairment or invalidity of the Collateral or any collateral securing the Guaranty Obligations or any failure to perfect any of Agent's Liens thereon or therein.

                6.10 The appointment of a successor Agent in accordance with the terms of the Loan Agreement.

        7. THE COLLATERAL. Guarantor acknowledges that it has, independently of and without reliance on Lenders or Agent, made its own credit analysis of Borrower and the Collateral granted to Agent under the Loan Documents, performed its own legal review of this Guaranty, the Loan Documents and all related filings and is not relying on Agent or Lenders with respect to any of the aforesaid items. Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition and the value of the Collateral and status of Agent's Lien on and in such Property. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that Agent and Lenders shall have no obligation to disclose to Guarantor information or material with respect to Borrower or the Collateral acquired in the course of Agent's or Lenders' relationship with Borrower. Agent and Lenders make no representation, express or implied, with respect to the Collateral or Agent's interest in, or the priority or perfection of its Lien on and in the Collateral. Guarantor acknowledges that its obligation hereunder will not be affected by (a) Agent's failure properly to create a Lien on or in the Collateral, or any of it, (b) Agent's failure to create or maintain a priority with respect to the Lien purported to be created in the Collateral, or any of it, or (c) any act or omission of Agent or Lenders (whether negligent or otherwise) which adversely affects the value of the Collateral or Agent's Lien therein or thereon or the priority of such Lien.

        8. TOLLING OF STATUTE OF LIMITATIONS. Guarantor agrees that any payment or performance of any of the Liabilities or other acts which tolls any statute of limitations applicable to the Liabilities shall also toll the statute of limitations applicable to Guarantor's liability under this Guaranty.

        9.      WAIVERS.

                9.1 GENERAL WAIVERS. Guarantor hereby expressly waives (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting Borrower's liability under the Loan Documents or the enforcement of this Guaranty; (b) discharge due to any disability of Borrower;
(c) all notices whatsoever, including, without limitation, notice of acceptance of this Guaranty and the incurring of the Liabilities; and (d) any requirement that Agent or Lenders exhaust any right, power or remedy or proceed against Borrower or any other security for, or any other guarantor of, or any other party liable for, any of the Liabilities, or any portion thereof. Guarantor specifically agrees that it shall not be necessary or required, and Guarantor shall not be entitled to require, that Agent or Lenders (i) file suit or proceed to assert or obtain a claim for personal judgment against Borrower, for all or any part of the Liabilities; (ii) make any effort at collection or enforcement of all or any part of the Liabilities from the Borrower; (iii) foreclose against or seek to realize upon the Collateral or any other security now or hereafter existing for all or any part of the Liabilities; (iv) file suit or proceed to obtain or assert a claim for personal judgment against Guarantor or any other guarantor or other party liable for all or any part of the Liabilities; (v) exercise or assert any other right or remedy to which Agent or Lenders are or may be entitled in connection with the Liabilities or any security or guaranty relating thereto to assert; or (vi) file any claim against assets of Borrower before or as a condition of enforcing the liability of Guarantor under this Guaranty. Without limiting the generality of the foregoing, Guarantor expressly waives the benefit of California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899 and 1432.

        10. AFFIRMATIVE COVENANTS. Guarantor covenants and agrees that, until the full and complete payment of the Guaranty Obligations, Guarantor shall do all of the following:

                10.1 GOOD STANDING. Guarantor shall maintain its corporate existence and its good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a material adverse effect on the financial condition, operations or business of Guarantor. Guarantor shall maintain in force all licenses, approvals and agreements, the loss of which could have a material adverse effect on its ability to perform its obligations under this Guaranty.

                10.2 GOVERNMENT COMPLIANCE. Guarantor shall comply with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to materially adversely affect its ability to perform its obligations under this Guaranty.

                10.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Guarantor shall deliver to Agent: (a) as soon as available, but in any event within thirty
(30) days after the end of each month, a company prepared balance sheet, income statement and cash flow statement covering Guarantor's operations during such period, certified by a the Chief Financial Officer; (b) as soon as available, but in any event within one hundred twenty (120) days after the end of Guarantor's fiscal year, audited financial statements of Guarantor prepared in accordance with generally accepted accounting principles, consistently applied, together with an unqualified opinion on such financial statements of a nationally recognized or other independent public accounting firm reasonably acceptable to Agent; (c) promptly upon becoming available, copies of all statements, reports and notices sent or made available generally by Guarantor to its security holders; (d) immediately upon receipt of notice thereof, a report of any material legal actions pending or threatened against Guarantor; and (e) such other financial information as Agent may reasonably request from time to time.

                10.4 CERTIFICATES OF COMPLIANCE. Each time financial statements are furnished pursuant to Section 10.3 above, there shall be delivered to Agent a certificate signed by the Chief Financial Officer (each an "Officer's Certificate") with respect to such financial reports to the effect that: (i) no Event of Default has occurred and is continuing hereunder since the date of this Guaranty or, if later, since the date of the prior Officer's Certificate or, if such an event or condition has occurred and is continuing, the nature and extent thereof and the action Guarantor proposes to take with respect thereto, and (ii) Guarantor is in compliance with the provisions of Sections 10 and 11.

                10.5 NOTICE OF DEFAULTS. As soon as possible, and in any event within five (5) days after the discovery of an Event of Default provide Agent with an Officer's Certificate of Guarantor setting forth the facts relating to or giving rise to such Event of Default and the action which Guarantor proposes to take with respect thereto.

                10.6 TAXES. Guarantor shall make due and timely payment or deposit of all federal, state, and local taxes, assessments, or contributions required of it by law or imposed upon any properties belonging to it, and will execute and deliver to Agent, on demand, appropriate certificates attesting to the payment or deposit thereof; and Guarantor will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof satisfactory to Agent indicating that Guarantor has made such payments or deposits; provided that Guarantor need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is adequately reserved against by Guarantor.

                10.7 FURTHER ASSURANCES. At any time and from time to time Guarantor shall execute and deliver such further instruments and take such further action as may reasonably be requested by Agent or any Lender to effect the purposes of this Guaranty.

        11. NEGATIVE COVENANTS. Guarantor covenants and agrees that until the full and complete satisfaction of the Guaranty Obligations, Guarantor will not, and will not permit any subsidiary, to do any of the following without the prior written consent of Agent:

                11.1 CHIEF EXECUTIVE OFFICE. During the continuance of this Guaranty, change the chief executive office or principal place of business or remove or cause to be removed, except in the ordinary course of Guarantor's business, any of Guarantor's assets or the records concerning the assets from the premises listed in Section 17 without thirty (30) days prior written notice to Agent.

                11.2 EXTRAORDINARY TRANSACTIONS AND DISPOSAL OF ASSETS. Enter into any transaction not in the ordinary and usual course of Guarantor's business, including the sale, lease, license or other disposition of, moving, relocation, or transfer, whether by sale or otherwise, of Guarantor's assets, other than (i) sales of inventory in the ordinary and usual course of Guarantor's business as presently conducted and (ii) sales or other dispositions in the ordinary course of business of assets, other than any assets pledged as collateral, that have become worn out or obsolete or that are promptly being replaced.

                11.3 Notwithstanding anything contained in this SECTION 11, the Guarantor may do any of the following: (i) transfer non-exclusive licenses and similar arrangements for use of its intellectual property, in arm's length transactions, in the ordinary course of its business for adequate consideration
(ii) declare and make any dividend payment payable in its equity securities,
(iii) convert any of its convertible securities into other securities pursuant to the terms of such convertible securities or otherwise in exchange therefor,
(iv) repurchase stock from former employees of Guarantor in accordance with the terms of repurchase, vesting or similar agreements between Guarantor and such employees in its ordinary course of business, (v) repurchase equity securities with the proceeds from the issuance of equity securities, (vi) repurchase, redeem, retire, defease or otherwise acquire for value equity securities in connection with or pursuant to any employee benefit plan or stock option plan of the Guarantor, (vii) provided no Event of Default has occurred and is continuing or is not caused thereby, mergers, consolidations or acquisitions, which after giving effect thereto, Guarantor is the surviving entity and (viii) enter into Permitted Investments.

                11.4 RESTRUCTURE. Change Guarantor's or any Subsidiary's name; make or suffer any material adverse change in Guarantor's or any Subsidiary's financial condition or any material adverse change in Guarantor's or any Subsidiary's operations; cause, permit, or suffer any material change in Guarantor's ownership; engage in any business other than the business currently engaged in by Guarantor and any of its Subsidiaries or reasonably related thereto; or suspend operation of Guarantor's business. Notwithstanding the foregoing, Guarantor may continue to raise capital through the issuance of equity or unsecured convertible securities to existing or new investors.

                11.5 LIENS. Create, incur, assume or suffer to exist any Lien or any other encumbrance of any kind with respect to any of its property, whether now owned or hereafter acquired, except for Permitted Liens.

                11.6 LIMITATION ON DEBT AND LEASE FINANCINGS. Create, incur, assume or suffer to exist (i) any indebtedness for the purpose of financing specific equipment and software (other than office equipment in an amount not to exceed $50,000), or (ii) any equipment lease obligations, in aggregate amount in excess of $3,000,000, provided Guarantor may create, incur, assume or suffer to exist any lease of vehicles (including forklifts, pallet jacks and similar warehouse vehicles).

                11.7 LIMITATION ON DIVIDENDS. Declare or pay any dividend or make any other distribution on any of its capital stock now outstanding or hereafter issued or purchase, redeem or retire any of such stock other than in dividends or distributions payable in Guarantor's capital stock.

        12. CONTINUING GUARANTY. This Guaranty shall be a continuing guaranty and shall remain in effect until the Liabilities have been paid in full. Any other guarantors of all or any part of the Liabilities may be released without affecting the liability of Guarantor hereunder.

        13. REINSTATEMENT. Notwithstanding any provision of the Loan Agreement to the contrary, the liability of Guarantor hereunder shall be reinstated and revived and the rights of Agent and Lenders shall continue if and to the extent that for any reason any payment by or on behalf of Borrower is rescinded or must be otherwise restored by Agent or Lenders, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any such payment must be rescinded or restored shall be made by Agent and Lenders in their sole discretion; provided, however, that if Agent and Lenders choose to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold harmless Agent and Lenders from all costs and expenses (including, without limitation, reasonable attorneys' fees) of such litigation. To the extent any payment is rescinded or restored, the Liabilities shall be revived in full force and effect without reduction or discharge for that payment.

        14.     EVENTS OF DEFAULT.

                14.1 EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

                        (a) The occurrence of an Event of Default under or as defined in the Loan Agreement or the Guaranty Security Agreement; or

                        (b) Any representation of warranty made by Guarantor in this Guaranty, or in any statement, report, financial statement or certificate delivered by Guarantor is not true and correct or is misleading, in any material respect, when made or delivered; or

                        (c) Guarantor fails or neglects to perform, keep or observe any covenant or provision of this guaranty which has not been cured within fifteen (15) Business Days after written notice of such default;

                        (d) The commencement by Guarantor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law; or the consent by Guarantor to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, agent or other similar official for Guarantor for any substantial part of its Property; or the making by Guarantor of any assignment for the benefit of creditors; or any case or proceeding is commenced by Guarantor for its dissolution, liquidation or termination; or the taking of any action by or on behalf of Guarantor in furtherance of any of the foregoing; or

                        (e) The filing of a petition with a court having jurisdiction over Guarantor to commence an involuntary case for Guarantor under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law; or the appointment of a receiver, liquidator, assignee, custodian, trustee, agent, sequestrator or other similar official for Guarantor or for any substantial part of its Property; or any substantial part of Guarantor's Property is subject to any levy, execution, attachment, garnishment or temporary protective order; or the ordering of the dissolution, liquidation or winding up of Guarantor's affairs and the failure to obtain the dismissal of such petition or appointment or the continuance of such decree or order unstayed and in effect for or within a period of sixty (60) days from the date of such filing, appointment, or entry of such order or decree.

                14.2 ACCELERATION OF THE LIABILITIES. Upon the occurrence of and during the continuance of an Event of Default hereunder, then and in either such event all or any part of the Liabilities may, at the option of Agent or Lenders and without demand, notice, or legal process of any kind, be declared, and immediately shall become, due and payable.

        15. NO WAIVER; AMENDMENTS. No failure on the part of Agent or Lenders to exercise, no delay in exercising and no course of dealing with respect to, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. This Guaranty may not be amended or modified except by written agreement between Guarantor, Agent, and the Requisite Lenders and no consent or waiver hereunder shall be valid unless in writing and signed by Agent and the Requisite Lenders.

        16. COMPROMISE AND SETTLEMENT. No compromise, settlement, release, renewal, extension, indulgence, change in, waiver or modification of any of the Liabilities or the release of Guarantor or discharge of

Borrower or Guarantor from the performance of any of the Liabilities shall release or discharge Guarantor from this Guaranty.

        17. NOTICE. Agent shall provide Guarantor with a copy of any notice of default to Borrower as provided under the Loan Agreement; provided, however, that the failure of Agent to provide such notice to Guarantor will not exonerate Guarantor of any obligations under this Guaranty. Except as otherwise provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, telecopy, computer transmission or by United States mail, registered or certified, return receipt requested, postage prepaid and addressed as follows:

        If to Guarantor:     Intelligent Systems For Retail, Inc.
                             1241 E. Hillsdale Blvd., Suite 210
                             Foster City, California  94404
                             Attention:  Chief Financial Officer
                             Telephone No:  650-524-4800
                             Telecopy No.:  650-524-4801

        If to Agent:         Lighthouse Capital Partners II, L.P.
                             100 Drake's Landing Road, Suite 260
                             Greenbrae, California 94904-3121
                             Attention: Contract Administrator
                             Telephone No.: 415-925-3370
                             Telecopy No.: 415-925-3387

        with copies to:      Cooley Godward LLP
                             5 Palo Alto Square
                             3000 El Camino Real
                             Palo Alto, California 94306
                             Attention: William S. Veatch
                             Telephone No.: 650-843-5188
                             Telecopy No.:  650-857-0663

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, or three (3) Business Days after the same shall have been deposited in the United States mail.

        18. ENTIRE AGREEMENT. This Guaranty constitutes and contains the entire agreement of the parties and supersedes any and all prior and contemporaneous agreements, negotiations, correspondence, understandings and communications between Guarantor, Agent and Lenders, whether written or oral, respecting the subject matter hereof.

        19. SEVERABILITY. If any provision of this Guaranty is held to be unenforceable under applicable law for any reason, it shall be adjusted, if possible, rather than voided in order to achieve the intent of Guarantor, Agent and Lenders to the extent possible. In any event, all other provisions of this Guaranty shall be deemed valid and enforceable to the full extent possible under applicable law.

        20. SUBORDINATION OF INDEBTEDNESS. Any indebtedness or other obligation of Borrower now or hereafter held by or owing to Guarantor is hereby subordinated in time and right of payment to all obligations of Borrower to Agent and Lenders, except as such indebtedness or other obligation is permitted to be paid under the Loan Agreement; and such indebtedness of Borrower to Guarantor is assigned to Agent as security for this Guaranty, and if Agent so requests shall be collected, enforced and received by Guarantor in trust for Lenders and to be paid over to Agent on account of the Liabilities of Borrower to Agent and Lenders, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Guarantor shall, and

Agent is hereby authorized to, in the name of Guarantor from time to time, execute and file financing statements and continuation statements and execute such other documents and take such other action as Agent deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

        21. INDEMNITY. In addition to and without limiting or impairing in any manner whatsoever Guarantor's other obligations under this Guaranty, Guarantor agrees to indemnify Agent and Lenders, and each of them, from and against any and all claims, losses and liabilities growing out of or resulting from this Guaranty (including, without limitation, enforcement of this Guaranty), except claims, losses or liabilities resulting from such Person's gross negligence or willful misconduct.

        22. GOVERNING LAW. This Guaranty shall be binding upon and inure to the benefit of Guarantor, Agent, Lenders and their respective successors and assigns, except that Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of each Lender. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of California.

        23. COUNTERPARTS. This Guaranty may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

        24. ACTIONS BY AGENT. Agent singly shall have the power to enforce this Guaranty against Guarantor to the full extent of Guarantor's obligations to each of the Lenders hereunder.

        25. WAIVER OF SPECIFIC RIGHTS. GUARANTOR HEREBY IRREVOCABLY WAIVES AND RELEASES:

                25.1 ANY AND ALL RIGHTS IT MAY HAVE AT ANY TIME (WHETHER ARISING DIRECTLY OR INDIRECTLY, BY OPERATION OF LAW, CONTRACT OR OTHERWISE) TO REQUIRE THE MARSHALING OF ANY ASSETS OF BORROWER, WHICH RIGHT OF MARSHALING MIGHT OTHERWISE ARISE FROM ANY SUCH PAYMENTS MADE OR OBLIGATIONS PERFORMED;

                25.2 ANY AND ALL RIGHTS THAT WOULD RESULT IN GUARANTOR BEING DEEMED A "CREDITOR" UNDER THE UNITED STATES BANKRUPTCY CODE OF BORROWER OR ANY OTHER PERSON, ON ACCOUNT OF PAYMENTS MADE OR OBLIGATIONS PERFORMED BY GUARANTOR; AND

                25.3 ANY CLAIM, RIGHT OR REMEDY WHICH GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST BORROWER THAT ARISES HEREUNDER AND/OR FROM THE PERFORMANCE BY GUARANTOR HEREUNDER INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY OR RIGHT OF SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, INDEMNIFICATION, OR PARTICIPATION IN ANY CLAIM, RIGHT OR REMEDY OF ANY LENDER OR AGENT AGAINST BORROWER OR ANY COLLATERAL SECURITY WHICH THE LENDERS OR AGENT NOW HAVE OR MAY HEREAFTER ACQUIRE, WHETHER OR NOT SUCH CLAIM, RIGHT OR REMEDY ARISES IN EQUITY, UNDER CONTRACT, BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

        26. WAIVER OF JURY TRIAL. GUARANTOR, AGENT AND LENDERS EACH WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN GUARANTOR, AGENT AND LENDERS ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR THE TRANSACTIONS RELATED HERETO OR THERETO.

        27.     PERSONAL JURISDICTION.

                27.1 EXCLUSIVE JURISDICTION. GUARANTOR, AGENT AND LENDERS HEREBY AGREE THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OF THE AGREEMENTS, DOCUMENTS OR INSTRUMENTS DELIVERED IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR THE UNITED STATES OF AMERICA LOCATED IN THE NORTHERN DISTRICT OF CALIFORNIA AS AGENT MAY ELECT, AND, BY EXECUTION AND DELIVERY HEREOF, GUARANTOR, AGENT AND LENDERS EACH ACCEPTS AND CONSENTS TO, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY AGENT AND LENDERS IN WRITING, WITH RESPECT TO ANY ACTION OR PROCEEDING BROUGHT BY GUARANTOR AGAINST AGENT OR LENDERS. GUARANTOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO STAY OR TO DISMISS ANY ACTION OR PROCEEDING BROUGHT BEFORE SAID COURTS ON THE BASIS OF FORUM NON CONVENIENS.

                27.2 SERVICE OF PROCESS. SERVICE OF PROCESS ON GUARANTOR, LENDERS OR AGENT IN ANY ACTION SUBJECT TO THIS 27.2 SHALL BE EFFECTIVE IF MAILED TO SUCH PARTY AT THE ADDRESS LISTED BY SUCH PARTY IN SECTION 17 UNLESS PRIOR WRITTEN NOTICE OF ANY CHANGES THEREOF HAS BEEN PREVIOUSLY DELIVERED.




                        THIS SPACE IS INTENTIONALLY BLANK

        IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty as of the date first written above.

        GUARANTOR:                      INTELLIGENT SYSTEMS FOR RETAIL, INC.

                                        By:  /S/ LOUIS H. BORDERS
                                           -------------------------------------

                                        Name:  Louis H. Borders
                                             -----------------------------------

                                        Title:  Chief Executive Officer
                                              ----------------------------------

Accepted and Acknowledged by:

AGENT:

LIGHTHOUSE CAPITAL PARTNERS II, L.P., as Agent

By:  LIGHTHOUSE MANAGEMENT PARTNERS II, L.P., its general partner

By:  LIGHTHOUSE CAPITAL PARTNERS, INC., its general partner

By:  /S/ GWILL E. YORK
   -----------------------------------

Name:  Gwill E. York
     ---------------------------------

Title:  Managing Director
      --------------------------------




               SIGNATURE PAGE TO GUARANTY DATED NOVEMBER 18, 1998

LENDERS:

LIGHTHOUSE CAPITAL PARTNERS II, L.P.

By:  LIGHTHOUSE MANAGEMENT PARTNERS II, L.P., its general partner

By:  LIGHTHOUSE CAPITAL PARTNERS, INC., its general partner

By:  /S/ GWILL E. YORK
   ----------------------------------

Name:  Gwill E. York
     --------------------------------

Title:  Managing Director
      -------------------------------


VENTURE LENDING & LEASING, INC.         VENTURE LENDING & LEASING II, INC.

By:  /S/ SALVADOR O. GUTIERREZ          By:  /S/ SALVADOR O. GUTIERREZ
   ---------------------------------       -------------------------------------

Name:  Salvador O. Gutierrez            Name:  Salvador O. Gutierrez
     -------------------------------         -----------------------------------

Title:  President                       Title:  President
      ------------------------------          ----------------------------------



DOMINION CAPITAL MANAGEMENT LLC.

By:  /S/ RENEE C. BAKER
   ----------------------------------

Name:  Renee C. Baker
     --------------------------------

Title:  Managing Director
      -------------------------------


MMC/GATX PARTNERSHIP NO. I

By:  MEIER MITCHELL & COMPANY, as General Partner

By:  /S/ JAMES V. MITCHELL
   ----------------------------------

Name:  James V. Mitchell
     --------------------------------

Title: Secretary
      -------------------------------


IMPERIAL BANK

By:  /S/ JAMES BYRON
   ----------------------------------

Name:  James Byron
     --------------------------------

Title:  Assistant Vice President
      -------------------------------


               SIGNATURE PAGE TO GUARANTY DATED NOVEMBER 18, 1998

                               FIRST AMENDMENT TO
  GUARANTY, SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT, PATENT MORTGAGE AND
                               SECURITY AGREEMENT


        This First Amendment to Guaranty, Security Agreement and Collateral Assignment, Patent Mortgage and Security Agreement ("Amendment") is made and entered into as of May 12, 1999, by and between Lighthouse Capital Partners II, L.P., in its individual capacity ("Lighthouse"), as lender, each other lender whose name is set forth on the signature pages hereof (collectively, the "Lenders"), Lighthouse, as agent on behalf of the Lenders (not in its individual capacity but solely as agent, "Agent"), and WebVan Group, Inc. (fka Intelligent Systems for Retail, Inc.), a California corporation ("Grantor").

                                RECITALS OF FACT

        A. Grantor, the Lenders and the Agent have entered into that certain Guaranty dated as of November 18, 1998 (the "Guaranty"), pursuant to which the Grantor agreed to guarantee all obligations of WebVan-Bay Area, Inc., a wholly-owned subsidiary of Grantor, to Lenders.

        B. Grantor, the Lenders and the Agent have entered into that certain Security Agreement ("Guaranty Security Agreement") in favor of Lenders and Agent pursuant to which the Grantor pledged certain collateral as security for its obligations under the Guaranty.

        C. Grantor, the Lenders and the Agent have entered into that certain Collateral Assignment, Patent Mortgage and Security Agreement ("IP Security Agreement") in favor of Lenders and Agent pursuant to which the Grantor pledged certain collateral as security for its obligations under the Guaranty and Guaranty Security Agreement.

        D. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Guaranty Security Agreement.


        E. Grantor, the Lenders and the Agent desire to amend the Guaranty, Guaranty Security Agreement and IP Security Agreement (collectively the "Guaranty Documents") to provide for the name change of the Grantor.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth, and intending to be legally bound, the parties hereto hereby amend the Guaranty, Guaranty Security Agreement and IP Security Agreement as follows:

        1. AMENDMENT TO GUARANTY DOCUMENTS. The following amendment is hereby made to the Guaranty Documents:

                A. Intelligent Systems for Retail, Inc., a California corporation has changed its name to WEBVAN GROUP, INC., a California corporation.

        2. REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants that its representations and warranties in the Guaranty Documents continue to be true and complete in all material respects as of the date hereof after giving effect to this Amendment and that the execution, delivery and performance of this Amendment are duly authorized, do not require the consent or approval of any governmental body or regulatory authority and are not in contravention of or in conflict with any law or regulation or any term or provision of any other agreement entered into by Grantor.

        3. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Amendment, the terms and conditions of the Guaranty Documents shall remain in full force and effect. This Amendment and the Guaranty Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Guaranty Documents, including this Amendment, comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral.

        4. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Amendment shall be deemed effective upon the execution of a counterpart hereof by each of Grantor and Lenders.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

 GRANTOR:                               AGENT:

 WEBVAN GROUP, INC.                     LIGHTHOUSE CAPITAL PARTNERS II, L.P.


By:  /S/ LOUIS H. BORDERS               By:  LIGHTHOUSE MANAGEMENT PARTNERS II,
   ----------------------------------        L.P., its general partner
Name:  Louis H. Borders
     --------------------------------   By:  LIGHTHOUSE CAPITAL PARTNERS,
Title:  Chief Executive Officer              INC., its general partner
      -------------------------------
                                        By:  /S/ THOMAS CONNEELY
                                           -------------------------------------

                                        Name:  Thomas Conneely
                                             -----------------------------------

                                        Title:  Vice President
                                              ----------------------------------




                             SIGNATURE PAGE FOLLOWS

LENDERS:

LIGHTHOUSE CAPITAL PARTNERS II, L.P.

By:     LIGHTHOUSE MANAGEMENT PARTNERS II, L.P., its general partner

By:     LIGHTHOUSE CAPITAL PARTNERS, INC., its general partner

        By:  /S/ THOMAS CONNEELY
           -------------------------------

        Name:  Thomas Conneely
             -----------------------------

        Title: Vice President
              ----------------------------


VENTURE LENDING & LEASING, INC.         VENTURE LENDING & LEASING II, INC.


By:  /S/ SALVADOR O. GUTIERREZ          By:  /S/ SALVADOR O. GUTIERREZ
   ----------------------------------      -------------------------------------
Name:  Salvador O. Gutierrez            Name:  Salvador O. Gutierrez
     --------------------------------        -----------------------------------

Title:  President                       Title:  President
      -------------------------------         ----------------------------------


DOMINION VENTURES, INC.                 IMPERIAL BANK


By:  /S/ MICHAEL K. LEE                 By:  /S/ JAMES BYRON
   ----------------------------------      -------------------------------------

Name:   Michael K. Lee                  Name:  James Byron
     --------------------------------        -----------------------------------

Title:  Partner                         Title:  Assistant Vice President
      -------------------------------         ----------------------------------


MMC/GATX PARTNERSHIP NO. I

By:  MEIER MITCHELL & COMPANY, as General Partner


By:  /S/ JAMES V. MITCHELL
   ---------------------------------------

Name:  James V. Mitchell
     -------------------------------------

Title:  Secretary
      ------------------------------------




              SIGNATURE PAGE TO FIRST AMENDMENT DATED MAY 12, 1999


                                       3